                                                                    EXHIBIT 10.3



                          SECURITIES PURCHASE AGREEMENT


         THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), is made as of March 8, 2000, by and between Advanced Optics Electronics, Inc., a corporation organized under the laws of the State of Nevada, U.S.A., with headquarters located at 8301 Washington Avenue NE, Suite 4, Albuquerque, New Mexico 87113 (the "Company") and the purchaser named on the signature page to this Agreement (the "Buyer").

                                    RECITALS

         A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act") and Section 4(2) under the 1933 Act;

         B. The Buyer desires to purchase from the Company, and the Company desires to sell to the Buyer, for the amounts and upon the terms and conditions stated in this Agreement, in a closing (the "Closing") as herein described, certain of the Company's convertible preferred stock as listed and described in Recital B(i) immediately below, and certain warrants as listed and described in Recital B(ii) below.

         (i) At the Closing (the "Closing"), 350 shares of the Company's Series A Convertible Preferred Stock (the "Preferred Stock") shall be purchased by the Buyer. The designation, rights, preferences and other terms and provisions of the Preferred Stock are set forth in the Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock of Advanced Optics Electronics, Inc., attached hereto as Exhibit A (the "Certificate of Designations"). The Preferred Stock may be converted into Common stock of the Company, $.001 par value per share ("Common Stock"), upon the terms and conditions hereof and upon the terms and conditions of the Certificate of Designations. The purchase price for the Preferred Stock sold pursuant to this Agreement shall be as stated in Section 1(a) below. The total aggregate number of shares of Preferred Stock to be issued and sold by the Company at this Closing is five hundred fifty (550), and the purchase price for each share of Preferred Stock is $1,000.00, all in accordance with the terms of this Agreement and of the Certificate of Designations.

         (ii) At the Closing, as additional consideration for Buyer's purchase of the Preferred Stock, a warrant (the "Warrants") to purchase 35,000 shares of Common Stock at a purchase price per share equal to one hundred ten percent (110%) of the closing bid price for the Common Stock on the Closing Date (defined below), which Warrants must be exercised if at all within five
                  (5)



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                  years after the date of issuance. The Warrants shall be
                  substantially in the form attached hereto as Exhibit B.

         The Common Stock into which the Preferred Stock may (in accordance with the terms of the Certificate of Designations) be convertible shall be collectively referred to herein as the "Conversion Shares." Certain shares of Common Stock may (at the Company's option as described in the Notes) be issued to the Buyer in payment of dividends (the "Dividend Shares"). The Common Stock received upon exercise of the Warrants shall be referred to as the "Warrant Shares." The Notes, the Conversion Shares, the Dividend Shares (if any), the Warrants and the Warrant Shares may be collectively referred to herein as the "Securities."

         C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement (the "Registration Rights Agreement") substantially in the form of Exhibit C attached hereto pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the Company and the Buyer hereby agree as follows:

         1. PURCHASE AND SALE OF SECURITIES.

         a. Purchase. The Buyer hereby agrees to purchase from the Company, and the Company agrees to sell to the Buyer, 350 shares of Preferred Stock at the Closing. The purchase price (the "Purchase Price") for the Preferred Stock purchased by the Buyer at this Closing shall be $1,000.00 per share of Preferred Stock, for a total Purchase Price of $350,000.00.

         b. The Closing. The date of this Closing (the "Closing Date") shall be March 8, 2000. The Purchase Price for the Preferred Stock being purchased at the Closing shall be delivered to the Escrow Agent (as defined in the Escrow Agreement substantially in the form of Exhibit D attached hereto (the "Escrow Agreement")) on behalf of the Company on or before the Closing Date. On or before the Closing Date, the Company shall deliver the original certificate(s) representing the Preferred Stock and the Warrants (or a facsimile of the signature pages thereof, with the originals to follow via express courier within one (1) business day) being purchased at the Closing, duly issued, authorized and executed by the authorized officers on behalf of the Company, to the Escrow Agent (as defined in the Escrow Agreement) on behalf of the Buyer.

         c. Form of Payment. The Buyer shall pay the Purchase Price for the Securities purchased at the Closing by wire transfer of immediately available funds in United States Dollars, to be deposited into the Escrow Account as defined in the Escrow Agreement, against delivery to the Escrow Agent of the appropriate number of shares of duly authorized and issued Preferred Stock


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and Warrants being purchased by the Buyer hereunder at such Closing. The Escrow
Agent shall be responsible for delivery of the Purchase Price to the Company and the Preferred Stock and Warrants to the Buyer in accordance with the terms of the Escrow Agreement and with the instructions of the said parties.

         2. BUYER'S REPRESENTATIONS AND WARRANTIES.

         The Buyer understands, agrees with, and represents and warrants to the Company with respect to its purchase hereunder, that:

         a. Investment Purposes; Compliance With 1933 Act. The Buyer is purchasing the Securities for its own account for investment only and not with a view towards, or in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the 1933 Act and applicable state securities laws. The Buyer is not purchasing the Securities for the purpose of covering short sale positions in the Common Stock established on or prior to the Closing Date. The Buyer agrees to offer, sell or otherwise transfer the Securities only (i) in accordance with the terms of this Agreement, the Certificate of Designations and the Warrants, as applicable, and (ii) pursuant to registration under the 1933 Act or to an exemption from registration under the 1933 Act and any other applicable securities laws. The Buyer does not by its representations contained in this Section 2(a) agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time pursuant to a registration statement or in accordance with an exemption from registration under the 1933 Act, in all cases in accordance with applicable state and federal securities laws. The Buyer understands that it shall be a condition to the issuance of the Conversion Shares, the Warrant Shares and the Dividend Shares (if any) that the Conversion Shares, the Warrant Shares and the Dividend Shares (if any) be and are subject to the representations set forth in this Section 2(a).

         b. Accredited Investor Status. The Buyer is an "accredited investor" as that term is defined in Rule 501 (a) of Regulation D. The Buyer has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment made pursuant to this Agreement. The Buyer is aware that it may be required to bear the economic risk of an investment made pursuant to this Agreement for an indefinite period of time, and is able to bear such risk for an indefinite period.

         c. Reliance on Exemptions. The Buyer understands the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the applicable United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, acknowledgments, understandings, agreements and covenants of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

         d. Information. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to


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

the offer and sale of the Securities that have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask all such questions of the Company as they have in their discretion deemed advisable. The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to an informed investment decision with respect to the investment made pursuant to this Agreement.

         e. No Government Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has approved or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

         f. Transfer or Resale. The Buyer understands that: (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless either (a) subsequently registered thereunder or (b) the Buyer shall have delivered to the Company an opinion by counsel reasonably satisfactory to the Company, in form, scope and substance reasonably satisfactory to the Company, to the effect that the securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, (ii) any sale of such securities made in reliance on Rule 144 (as hereafter defined) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person though whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder and applicable state securities laws, and (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement or the Registration Rights Agreement).

         g. Legend. The Buyer understands that the Preferred Stock, the Warrants, and until such time as the Conversion Shares, the Warrant Shares and the Dividend Shares (if any) (collectively, the "Registrable Securities"), have been registered under the 1933 Act as contemplated by the Registration Rights Agreement or otherwise may be sold by the Buyer pursuant to Rule 144 (as amended, or any applicable rule which operates to replace said Rule) promulgated under the 1933 Act ("Rule 144"), the stock certificates representing the Registrable Securities will bear a restrictive legend (the "Legend") in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE "LAWS"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER (I) AN EFFECTIVE


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

REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE LAWS, OR (II) AN OPINION OF COUNSEL PROVIDED TO THE ISSUER IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE LAWS DUE TO AN AVAILABLE EXCEPTION TO OR EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE LAWS.

         The Legend shall be removed and the Company will issue Common Stock certificates without the Legend to the holder of the applicable Preferred Stock or any Registrable Securities upon which the Legend is stamped, in accordance with Section 5(b).

         h. Authorization; Enforcement. This Agreement, the Registration Rights Agreement and the Escrow Agreement have been duly and validly authorized, executed and delivered by the Buyer and are each and collectively valid and binding agreements of the Buyer enforceable in accordance with their terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company understands, agrees with, and represents and warrants to the Buyer that:

         a. Organization and Qualification. The Company is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, except as would not have a Material Adverse Effect (as defined below), and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the operations, properties or financial condition of the Company taken as a whole. The Common Stock is eligible to trade and is listed for trading on the OTC Bulletin Board Market. The Company has received no notice, either written or oral, with respect to the continued eligibility of the Common Stock for such listing, and the Company has maintained all requirements for the continuation of such listing, and the Company does not reasonably anticipate that the Common Stock will be delisted from the OTC Bulletin Board Market for the foreseeable future. The Company has complied or will timely comply with all requirements of the National Association of Securities Dealers and the OTC Bulletin Board Market with respect to the issuance of the Securities.

         b. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and the Escrow Agreement, to issue and sell the Preferred Stock and the Registrable Securities in accordance with the terms hereof, and to perform its obligations under the Certificate of Designations in accordance with the requirements of the same, (ii) the execution, delivery and performance of the Company's obligations under this Agreement, the Certificate of Designations, the Warrants, the



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

Registration Rights Agreement and the Escrow Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required, (iii) this Agreement, the Registration Rights Agreement, the Escrow Agreement and, on the Closing Date, the Preferred Stock and Warrants sold at the Closing, have been duly and validly authorized, executed and delivered by the Company, and (iv) this Agreement, the Preferred Stock (when issued), the Warrants (when issued), the Registration Rights Agreement and the Escrow Agreement constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting, generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application. The Company (and its legal counsel) has examined this Agreement and is satisfied in its sole discretion that this Agreement and the accompanying Exhibits, Schedules and the Addenda, if any, are in accordance with Regulation D and the 1933 Act and are effective to accomplish the purposes set forth herein and therein.

         c. Capitalization. As of February 1, 2000, the authorized common stock of the Company consists of 75,000,000 shares of Common Stock of which 44,238,000 shares were issued and outstanding. There are no other authorized classes of common stock, nor are there authorized any other classes of preferred stock or other equity securities. All of such outstanding shares of Common Stock have been validly issued and are fully paid and nonassessable. No shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances. Except for the above-referenced preferred stock and as disclosed in Schedule 3(c) (attached if applicable), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities, and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except as provided herein, in Schedule 3 and in the Registration Rights Agreement). If requested by the Buyer, the Company has furnished to the Buyer, and the Buyer acknowledges receipt of same by its signature hereafter, true and correct copies of the Company's Articles of Incorporation, as amended, as in effect on the date hereof ("Articles of Incorporation"), and the Company's Bylaws, as in effect on the date hereof (the "Bylaws").

         d. Issuance of Securities. The Registrable Securities are all duly authorized and reserved for issuance, and in all cases upon issuance shall be validly issued, fully paid and non-assessable, free from all taxes, liens and charges with respect to the issue thereof, and will not be subject to preemptive rights or other similar rights of stockholders of the Company.

         e. Acknowledgment Regarding Buyer's Purchase of the Securities. The Company acknowledges and agrees that the Buyer is not acting as financial advisor to or fiduciary of the


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

Company (or in any similar capacity with respect to this Agreement or the transactions contemplated hereby), that this Agreement and the transactions contemplated hereby, and the relationship between the Buyer and the Company, are and will be considered "arms-length" notwithstanding any other or prior agreements or nexus between the Buyer and the Company, whether or not disclosed, and that any statement made by the Buyer, or any of its representatives or agents, in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation, is merely incidental to the Buyer's purchase of the Securities and has not been relied upon in any way by the Company, its officers or directors. The Company further represents to the Buyer that the Company's decision to enter into this Agreement and the transactions contemplated hereby have been based solely upon an independent evaluation by the Company, its officers and directors.

         f. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances which would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the 1933 Act and specifically in accordance with the provisions of Regulation D. The transactions contemplated hereby are exempt from the registration requirements of the 1933 Act, assuming the accuracy of the representations and warranties contained herein of the Buyer.

         g. No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Articles of Incorporation or Bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Except as set forth in Schedule 3(g) (attached if applicable), neither the Company nor any of its subsidiaries is in violation of its Articles of Incorporation or other organizational documents, and neither the Company nor any of its/subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible defaults or rights as would not, in the aggregate or individually, have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted so long as the Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations which neither singly or in the aggregate would have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws (any of which exceptions are set forth in Schedule 3(g)), the



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

Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Certificate of Designations, the Warrants, the Registration Rights Agreement or the Escrow Agreement in accordance with the terms hereof and thereof, or to perform its obligations with respect to the Preferred Stock exactly as described in the Certificate of Designations (once the Preferred Stock is issued), and with respect to the Warrants exactly as described in the Warrants (once issued).

         h. SEC Documents; Financial Statements. Except as disclosed on Schedule 3(h) hereof (attached if applicable), since at least December 31, 1998, the Company has timely filed all reports, schedules, forms, statements and other documents to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Buyer as requested by the Buyer true and complete copies of the SEC Documents, except for such exhibits, schedules and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyer (including the information referred to in Section 2(d) of this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, in each case of clause (i) and (ii) next above which, individually or in the aggregate, are not material to the financial condition, business, operations, properties, operating results or prospects of the Company. The SEC Documents contain a complete and accurate list of all written and oral contracts, agreements, leases or other instruments to which the Company or any subsidiary is a party or by which the Company or any subsidiary is subject which are required by the rules and regulations promulgated by the SEC to be so listed (each a "Contract"). None of the Company, its subsidiaries or, to the best of the Company's knowledge, any of the other parties thereto, is in breach or violation of any Contract, which breach or violation would, or with the lapse of time, the giving of notice, or both, have a Material Adverse Effect.

         i. Absence of Certain Changes. Except as disclosed in the SEC Documents, since at least January 1, 1999, there has been no material adverse change and no material adverse development in the business, properties, operation, financial condition, results of operations or prospects of the Company. The Company has not taken any steps, and does not currently have any reasonable expectation of taking any steps, to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge that its creditors intend to initiate involuntary bankruptcy proceedings. The Company shall, at least until Buyer no longer holds any of the Securities, maintain its corporate existence in good standing and shall pay all taxes when due except for taxes it reasonably disputes.

         j. Absence of Litigation. Except as set forth in Schedule 3(j) (attached if applicable), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein.

         k. Foreign Corrupt Practices. Neither the Company nor any of its subsidiaries, nor any officer, director or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for or on behalf of the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

         l. Brokers; No General Solicitation. The Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement and the transactions contemplated hereby, other than to Corporate Capital Management, L.L.C. The Company and the Buyer both acknowledge that no other broker or finder was involved with respect to the transactions contemplated hereby, other than Corporate Capital Management, L.L.C. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to the Securities being offered hereby. The Company has agreed to compensate Corporate Capital Management, L.L.C., with a cash payment and certain warrants to be made at the

Closing in accordance with the Company's separate agreement with Corporate Capital Management, L.L.C.

         m. Acknowledgment of Dilution. The number of Conversion Shares issuable upon conversion of the Preferred Stock may increase substantially in certain circumstances, including the circumstance wherein the trading price of the Common Stock declines. The Company's executive officers and directors have studied and fully understand the nature of the securities being sold hereunder and recognize they have a potential dilutive effect. The board of directors of the Company has concluded in its good faith business judgment that such issuance is in the best interests of the Company. The Company acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Stock is binding upon it and enforceable regardless of the dilution that such issuance may have on the ownership interests of other stockholders.

         n. Eligibility to File Registration Statement. The Company is currently eligible to file a registration statement with the SEC either on Form SB-1 or Form SB-2 under the 1933 Act.

         o. (Intentionally Omitted.)

         p. Non-Disclosure of Non-Public Information. (a) The Company shall in no event disclose non-public information to the Buyer, advisors to or representatives of the Buyer unless prior to such disclosure of information the Company marks such information as "non-public information - confidential" and provides the Buyer, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Buyer, its advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Buyer.

                  (b) Nothing herein shall require the Company to disclose non-public information to the Buyer, its advisors or representatives, and the Company represents that it does not disseminate non-public information to investors who purchase stock in the Company in a public offering, to money managers or to securities analysts; provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Buyer and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the registration statement to be filed pursuant to the Registration Rights Agreement, would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements therein, in light of the circumstances in which they were made, not misleading. Nothing herein shall be construed to mean that such persons or entities other than the Buyer (without the written consent of the Buyer prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that, based upon such due diligence by such persons or entities, that the registration statement contains an untrue statement of a material fact or omits a material fact required to be stated in such registration statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

         4. COVENANTS.

         a. Best Efforts. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

         b. Securities Laws. The Company agrees to timely file a Form D (or equivalent form required by applicable state law) with respect to the Securities if and as required under Regulation D and applicable state securities laws and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as is necessary to sell the Securities being sold to the Buyer on each such date under applicable securities laws of the United States and the relevant state(s), and shall if specifically so requested provide evidence of any such action so taken to the Buyer on or prior to the Closing Date.

         c. Reporting Status. So long as the Buyer beneficially owns any of the Securities, the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations hereunder would permit such termination.

         d. Use of Proceeds. The Company will use the proceeds from the sale of the Securities for [PLEASE PROVIDE A REASONABLY DETAILED "USE OF PROCEEDS"].

         e. Financial Information. Until such time as the Buyer no longer beneficially owns Preferred Stock and Warrants, or the Common Stock into which the Preferred Stock is convertible and/or the Warrants are exercisable, the Company agrees to send the following reports to the Buyer: (i) after filing with the SEC, a copy of each of its Annual Reports, its quarterly Reports, and any reports filed on Form 8-K; and (ii) as soon as practicable after release thereof, copies of all press releases issued by the Company or any of its subsidiaries.

         f. Reservation of Shares. The Company shall at all times have authorized, and reserved for the purpose of issuance, at least 2,250,000 shares, but in any case a sufficient number of shares of Common Stock to provide for the issuance of all of the Conversion Shares, the Warrant Shares and the Dividend Shares (if any). Prior to complete conversion of the Preferred Stock and exercise of the Warrants, the Company shall not reduce the number of shares of Common Stock reserved for issuance hereunder without the written consent of the Buyer except for a reduction proportionate to a reverse stock split effected for a business purpose other than affecting the requirements of this Section, which reverse stock split affects all shares of Common Stock equally.

        g. Listing. Upon the Closing, the Company shall promptly secure the listing of the Common Stock underlying the Preferred Stock and the Warrants upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of shares of Registrable Securities from time to time issued under the terms of this Agreement and the Registration Rights Agreement. The Company shall at all times comply in all respects with the Company's reporting, filing and other obligations under the by-laws or rules of the National Association of Securities Dealers and the OTC Bulletin Board Market (or such other national securities exchange or market on which the Common Stock may then be listed, as applicable).

        h. Prospectus Delivery Requirement. The Buyer understands that the 1933 Act requires delivery of a prospectus relating to the Common Stock in connection with any sale thereof pursuant to a registration statement under the 1933 Act covering any resale by the Buyer of the Common Stock being sold, and the Buyer shall comply with any applicable prospectus delivery requirements of the 1933 Act in connection with any such sale. The Company shall have the unequivocal right to rely upon the Buyer's representation contained in this Section 4(h), and thus, with respect to any resales by the Buyer pursuant to a registration statement of Common Stock issued to the Buyer upon conversion of the Preferred Stock (or in payment of dividends on the Preferred Stock) or upon exercise of the Warrants, such Common Stock shall not contain a restrictive legend of any kind. The Buyer will indemnify and hold harmless the Company and its transfer agent for any loss, cost or expense (including reasonable attorney's fees) incurred by such parties as a result of improper actions taken by the Buyer in response to the Company's and the transfer agent's compliance with the provisions of this Section 4(h), including without limitation the sales of such Common Stock without delivery of a prospectus as required by applicable law or regulation.

        i. Intentional Acts or Omissions. Neither party shall intentionally perform any act that if performed, or omit to perform any act which if omitted to be performed, would prevent or excuse the performance of this Agreement or any of the transactions contemplated hereby.

        j. No Shorting. As a material inducement for the Company to enter into this Agreement, the Buyer represents that it has not as of the date hereof, and covenants on behalf of itself and its affiliates that neither Buyer nor any affiliate of Buyer will at any time in which the Buyer or any affiliate of the Buyer beneficially owns any of the Securities, engage in any short sales of, or hedging or arbitrage transactions with respect to, the Common Stock, or sell "put" options or similar instruments with respect to the Common Stock. The Company acknowledges that a sale of Conversion Shares (or Warrant Shares) on the date a conversion of the Preferred Stock (or exercise notice for the Warrants) is made, even if such sale is made prior to delivery of the notice of conversion with respect to such Conversion Shares (or exercise notice with respect to such Warrant Shares), is not a "short sale" for purposes of this Section 4(j).

        k. Expenses. The Company agrees to pay to or at the direction of the Buyer the sum of $10,000.00 at the Closing as reimbursement for the attorney's fees and expenses of the Buyer incurred by it in connection with the transactions contemplated by this Agreement.

        1. Conversion Restrictions. Notwithstanding anything to the contrary set forth herein or in the Certificate of Designations, in no event shall any holder of the Preferred Stock be entitled to convert Preferred Stock in excess of such portion of the principal of the Preferred Stock that, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by such converting holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such conversion. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which the determination of such proviso is being made. Except as set forth in the preceding sentence, for purposes of this Section 2(a), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. The limitations imposed by this
Section 4(l) on conversion of Preferred Stock shall no longer apply, and the holder of the Preferred Stock may convert all or any portion of the Preferred Stock, irrespective of the resulting beneficial ownership of the Company's Common Stock, should any of the following events occur: (I) The Company shall either: (i) become insolvent; (ii) admit in writing its inability to pay its debts generally or as they become due; (iii) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (iv) apply for, or consent to the appointment of, a trustee, liquidator, or receiver for its or for a substantial part of its property or business; or (II) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without the Company's consent and such appointment is not discharged within sixty (60) days after such appointment; or (III) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or (IV) Any money judgment, writ or Note of attachment, or similar process in excess of Two Hundred Thousand United States Dollars (US$200,000.00) in the aggregate shall be entered or filed against the Company or any of its properties or assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or (V) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in, any such proceeding.

        m. Restriction on Below Market Issuance of Securities. Until the date which is the earlier of nine (9) months from the Closing Date or the date the Preferred Stock has been redeemed or converted in full, the Company shall not issue or agree to issue {other than (i) to the Buyer pursuant to the transactions contemplated herein, (ii) pursuant to any employee stock option plan or employee stock purchase plan of the Company established during the term of this restriction for a legitimate business purpose and not to avoid the restrictions imposed in this Section 4(m),
(iii) pursuant to any existing security, option, warrant, scrip, call or commitment or right in each case as disclosed on Schedule 3(c) hereof, or (iv) with the consent of the Buyer, not to be unreasonably withheld} any equity securities of the Company (or any security convertible into or exercisable or exchangeable, directly or indirectly, for equity securities of the Company) or debt securities of the Company if such securities are issued at a price (or provide for a conversion, exercise or exchange price) which may be less than the current market price for the Common Stock on the date of issuance (in the case of Common Stock) or the date of conversion, exercise or exchange (in the case of securities convertible into or exercisable or exchangeable, directly or indirectly, for Common Stock). Except as provided with respect to the transactions contemplated herein (including also the issuance of certain warrants to Corporate Capital Management, L.L.C.) and in subsections (i), (ii),
(iii), or (iv) above of this Section 4(m), until such time as the Preferred Stock has been paid or converted in full, the Company shall not grant any additional so-called "registration rights."

        5. LEGEND AND TRANSFER INSTRUCTIONS.

        a. Transfer Agent Instructions. The Company shall instruct its transfer agent to issue certificates, registered in the name of the Buyer or its permitted nominee, for the Conversion Shares, the Warrant Shares and the Dividend Shares (if any) in accordance with the terms of the applicable Preferred Stock and Warrants and in such amounts as specified from time to time by the Buyer to the Company, upon conversion of the Preferred Stock or exercise of the Warrants (as applicable). All such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement only to the extent required by applicable law and as specified in this Agreement and the Exhibits and Addenda hereto, and with consideration to Section 4(h) hereof. The Company warrants that no instruction other than such instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof in the case of the Conversion Shares, the Warrant Shares and the Dividend Shares (if any) prior to the registration of same under the 1933 Act, will be given by the Company to its transfer agent and that the Conversion Shares, the Warrant Shares and the Dividend Shares (if any) shall otherwise be freely transferable on the books and records of the Company as and to the extent permitted by applicable law and provided by this Agreement, the Warrants and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Conversion Shares, the Warrant Shares and/or the Dividend Shares (if any). If the Buyer (x) provides the Company with an opinion of counsel reasonably satisfactory to Company that registration by the Buyer of the Preferred Stock, the Warrants, the Warrant Shares, the Conversion Shares and/or the Dividend Shares (if any) is not required under the 1933 Act, or (y) transfers Securities to an affiliate which is an accredited investor (in accordance with the provisions of this Agreement) or in compliance with Rule 144, then in either instance the Company shall permit the said transfer, and if applicable promptly (and in all events within two (2) trading days) instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer.

        b. Removal of Legends. The Legend shall be removed and the Company shall issue a certificate without such Legend to the holder of any Security upon which it is stamped, and a certificate for a security shall be originally issued without the Legend, if, unless otherwise required by state securities laws, (x) the sale of such Security is registered under the 1933 Act, or (y) such holder provides the Company with an opinion by counsel reasonably satisfactory to the Company, that is in form, substance and scope reasonably satisfactory to the Company, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act or (z) such holder provides the Company with assurances reasonably satisfactory to the Company and its counsel, that such Security can be sold pursuant to Rule 144. The Buyer agrees that its sale of all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, shall be made only pursuant to an effective registration statement (and to deliver a prospectus in connection with such sale) or in compliance with an exemption from the registration requirements of the 1933 Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the sales of such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to the holder of such Security, the Company shall be entitled to require that the Legend be placed upon any such Security which cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (y) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 (or such holder provides the opinion with respect thereto described in clause (y) next above.

        c. Conversion of Preferred Stock. The Buyer shall have the right to convert the Preferred Stock sold hereunder by delivering via facsimile an executed and completed Notice of Conversion (as defined in the Certificate of Designations) to the Company and delivering within two (2) business days thereafter the original Notice of Conversion and the original Preferred Stock certificate being converted (but only at such time as such original Preferred Stock certificate being converted is converted in full into Common Stock, unless otherwise specifically requested by the Company) by express courier to the Company. Each date on which a Notice of Conversion is faxed to the Company in accordance with the provisions hereof shall be deemed a "Conversion Date." The Company will transmit the certificates (each a "Certificate" and collectively the "Certificates") representing the shares of Common Stock issuable upon conversion of any Preferred Stock (along with a replacement certificate representing the number of preferred shares not so converted, if applicable) to the Buyer via express courier, within three (3) business days after the relevant Conversion Date (with respect to each conversion, the "Deadline"). Time is of the essence with respect to the requirements of the immediately preceding sentence.

        d. Injunctive Relief for Breach. The Company acknowledges that a breach of its obligations under Sections 5(a), 5(b) and 5(c) above will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly the Company agrees that the remedy at law for a breach of its obligations under such Sections would be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of such Sections, the Buyer shall be entitled, in addition to all other remedies at law or in equity, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

        e. Liquidated Damages for Non-Delivery of Certificates. In addition to the provisions of Section 5(d) above, the Company understands and agrees that a delay in the issuance of any of the Certificates beyond the Deadline will result in substantial economic loss and other damages to the Buyer. As partial compensation to the Buyer for such loss, the Company agrees to pay liquidated damages (and which the Company acknowledges is not a penalty) to the Buyer for issuance and delivery of any Certificate after the Deadline, in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond three (3) business days from the date of delivery by the Buyer to the Company of a facsimile Notice of Conversion (or, if later, from the date on which all other necessary documentation duly executed and in proper form required for conversion of Preferred Stock as described in this Agreement, including the original Notice of Conversion, all in accordance with this Agreement only if such necessary documentation has not been delivered to the Company within the two (2) business day period after the facsimile delivery to the Company of the Notice of Conversion as required in this Agreement)):

         No. Business Days Late   Liquidated Damages
         ----------------------   ------------------
                                      (in US$)

                  1                     $300
                  2                     $400
                  3                     $500
                  4                     $600
                  5                     $700
                  6                     $800
                  7                     $900
                  8                     $1,000
                  9                     $1,000
                  10                    $1,500
                  11+                   $1,500 + $500 for each
                                        Business Day Late
                                        beyond 11 days

        The Company shall pay the Buyer any liquidated damages incurred as called for under this Section 5(e) by certified or cashier's check upon the earlier of (i) issuance of the relevant Certificate(s) to the Buyer or (ii) each monthly anniversary of the receipt by the Company of the Buyer's Notice of Conversion. Nothing herein shall limit the Buyer's right to pursue actual damages for the Company's failure to issue and deliver all Certificates to the Buyer in accordance with the terms of this Agreement or for breach by the Company of this Agreement.

        6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

        The obligation of the Company hereunder to sell Preferred Stock and Warrants at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

        a. The parties shall have executed this Agreement, the Registration Rights Agreement and the Escrow Agreement, and the parties shall have delivered the respective documents or signature pages thereof (via facsimile or otherwise as permitted in the Escrow Agreement) to the Escrow Agent.

        b. The Buyer shall have delivered to the Escrow Agent on behalf of the Company the Purchase Price for the Preferred Stock and Warrants purchased at the Closing, by wire transfer of immediately available funds pursuant to the wiring instructions provided by the Escrow Agent.

        c. The representations and warranties of the Buyer shall be true and correct in all material respects as of the date made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

        d. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated herein.

        e. If required by applicable law, the Company's Board of Directors shall have approved this Agreement and the related documentation referred to herein.

        7. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

        The obligation of the Buyer to purchase Preferred Stock and Warrants is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the sole benefit of the Buyer and may be waived by the Buyer at any time in its sole discretion:

        a. The parties shall have executed this Agreement, the Registration Rights Agreement and the Escrow Agreement, the parties shall have delivered the respective documents or signature pages thereof (via facsimile or otherwise as permitted in the Escrow Agreement) to the Escrow Agent on behalf of each other. The Company shall have filed the Certificate of Designations with the State of Nevada and shall have delivered to the Escrow Agent on behalf of the Buyer a copy thereof stamped "filed" by the Nevada Secretary of State.

        b. The representations and warranties of the Company shall be true and correct in all material respects as of the date made and as of Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer may require a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer.

        c. With respect to the Closing, the Company shall have issued and have duly executed by the authorized officers of the Company, and delivered to the Escrow Agent on behalf of the Buyer, the certificate(s) representing the Preferred Stock and the Warrants being sold at the Closing (via facsimile or otherwise as required by the Escrow Agreement, provided that any permitted facsimile of such documents shall be followed with physical delivery to the Escrow Agent of the original instrument or security within one (1) business day after facsimile of same to the Escrow Agent).

        d. The Common Stock shall be authorized for quotation on the OTC Bulletin Board Market (or another national securities exchange or market) and trading in the Common Stock on such market shall not have been suspended by the SEC, the NASD or any other relevant regulatory agency.

        e. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated herein.

        f. The Escrow Agent shall have received on behalf of the Buyer the opinion of Company counsel, dated as of the Closing Date, substantially in the form attached hereto as Exhibit E.

        8. GOVERNING LAW; MISCELLANEOUS.

        a. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. In the event of any litigation regarding the interpretation or application of this Agreement, the parties irrevocably consent to jurisdiction in any of the state or federal courts located in the City of Wilmington, State of Delaware and waive their rights to object to venue in any such court, regardless of the convenience or inconvenience thereof to any party. Service of process in any civil action relating to or arising out of this Agreement (including also all Exhibits or Addenda hereto) or the transaction(s) contemplated herein may be accomplished in any manner provided by law. The parties hereto agree that a final, non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

        b. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and signature pages from such counterparts have been delivered to the Escrow Agent on behalf of the other party. In the event any signature page is delivered by facsimile transmission (which the parties agree is an acceptable form of delivery), the party using such means of delivery shall cause three (3) additional originally executed signature pages to be physically delivered to the Escrow Agent on behalf of the other party within one (1) business day of the execution and delivery hereof.

        c. Headings; Gender, Etc. The headings of this Agreement are for convenience of reference and shall not form a part of, or affect the interpretation of this Agreement. As used herein, the masculine shall refer to the feminine and neuter, the feminine to the masculine and neuter, and the neuter to the masculine and feminine, as the context may require. As used herein, unless the context clearly requires otherwise, the words "herein," "hereunder" and "hereby," shall refer to this entire Agreement and not only to the Section or paragraph in which such word appears. If any date specified herein falls upon a Saturday, Sunday or public or legal holidays, the date shall be construed to mean the next business day following such Saturday, Sunday or public or legal holiday. For purposes of this Agreement, a "business day" is any day other than a Saturday, Sunday or public or legal holiday.

        d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

        e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

        f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by U. S. Mail or delivered personally or by courier or via facsimile (if via facsimile, to be followed within three (3) business days by an original of the notice document via U.S. Mail or courier) and shall be effective five (5) days after being placed in the mail, if mailed, certified or registered, return receipt requested, or upon receipt, if delivered personally or by courier or by facsimile, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company:      Advanced Optics Electronics, Inc.
                        8301 Washington Ave. NE
                        Suite 4
                        Albuquerque, New Mexico 87113
                        Telephone: 505.797.7878
                        Facsimile: 505.858.1871
                        Attention: Mr. Leslie Robins, Executive Vice President

If to the Buyer, at the address on the signature page of this Agreement. Each party shall provide written notice to the other party of any change in address.

        g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other (which consent shall not be unreasonably withheld), and in any event any assignee of the Buyer shall be an accredited investor (as defined in Regulation D), in the written opinion of counsel who is reasonably satisfactory to the Company and in form, substance and scope reasonably satisfactory to the Company. Notwithstanding the foregoing, if applicable, any of the entities constituting the Buyer (if greater than one (1) entity) may assign its rights hereunder to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company; provided, however, that any such assignment shall not release such assigning entity from its obligations hereunder unless such obligations are assumed by such affiliate and the Company has prior to such assignment and assumption consented in writing to the same; and no such assignment shall be made unless it is made in accordance with any applicable securities laws of any applicable jurisdiction. Any request for an assignment made hereunder by the Buyer shall be accompanied by a legal opinion in form, substance and scope reasonably satisfactory to the Company, that such assignment is proper under applicable law. Notwithstanding anything herein to the contrary, Buyer may pledge the Securities as collateral for a bona fide loan pursuant to a security agreement with a third party lender, and such pledge shall not be considered an assignment in violation of this Agreement so long as it is made in compliance with all applicable law.

        h. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto, any other buyer who execute an Agreement of like tenor with this Agreement, and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

        i. Survival. Unless this Agreement is terminated under Section 8(1), the representations and warranties of the Company and the Buyer contained in Sections 2 and 3 and the agreements and covenants set forth in Sections 4, 5 and 8 shall survive the Closing of the purchase and sale of Securities purchased and sold hereby.

        j. Publicity. The Company and the Buyer shall have the right to review before issuance by the other, any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without prior consultation with or approval of the Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations.

        k. Further Assurance. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

        l. Termination. In the event that the Closing shall not have occurred on or before ten (10) business days from the date hereof, this Agreement shall terminate at the close of business on such date. Neither party may unilaterally terminate this Agreement after the Closing for any reason other than a material breach of this Agreement by the non-breaching party. Such termination shall not be the sole remedy for a breach of this Agreement by the non-breaching party, and each party shall retain all of its rights hereunder at law or in equity. Notwithstanding anything herein to the contrary, a party whose breach of a covenant or representation and warranty or failure to satisfy a condition prevented the Closing shall not be entitled to terminate this Agreement.

        m. Remedies. No provision of this Agreement providing for any specific remedy to a party shall be construed to limit such party to the specific remedy described, and any other remedy that would otherwise be available to such party at law or in equity shall be so available. Nothing in this Agreement shall limit any rights a party may have with any applicable federal or state securities laws with respect to the transactions contemplated hereby.


        IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.


                            [SIGNATURE PAGE FOLLOWS]


List of Exhibits

Exhibit A         Form of Note
Exhibit B         Warrant to Purchase Common Stock
Exhibit C         Registration Rights Agreement
Exhibit D         Escrow Agreement
Exhibit E         Opinion of Counsel for Advanced Optics Electronics, Inc.

             [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT DATED
                              AS OF MARCH 8, 2000]




         COMPANY:


                  ADVANCED OPTICS ELECTRONICS, INC.

                  By: /S/ LESLIE ROBINS
                      -------------------------------------------------------
                      Mr. Leslie Robins, Executive Vice President





         BUYER:

                  TRITON PRIVATE EQUITIES FUND, L.P.

                  By:  Triton Capital Management, L.L.C., its General Partner

                  By: /S/ JOHN TAUSCHE
                      -------------------------------------------------------
                      (Duly Authorized Managing Member)


         BUYER'S ADDRESS:

                              225 North Market Street
                              Suite 220
                              Wichita, KS 87202
                              Telephone: 316.267.9227
                              Telecopier: 316.267.0204

                                                                       EXHIBIT A



              CERTIFICATE OF DESIGNATION OF THE RELATIVE RIGHTS AND
                          PREFERENCES OF THE SERIES A
                           CONVERTIBLE PREFERRED STOCK
                                       OF
                        ADVANCED OPTICS ELECTRONICS, INC.


It is certified that:

A. The name of the corporation is Advanced Optics Electronics, Inc., a Nevada corporation (hereinafter the "Company").

B. The certificate of incorporation of the Company, as amended, authorizes the issuance of Ten Million (10,000,000) shares of Preferred Stock, $.001 par value per share, and expressly vests in the Board of Directors of the Company the authority provided therein to issue all of said shares in one or more series and by resolution or resolutions to establish the designation and number and to fix the relative rights and preferences of each series to be issued.

C. The Board of Directors of the Company, pursuant to the authority expressly vested in it, has adopted the following resolutions creating a class of Series A Preferred Stock:

        RESOLVED, that a portion of the Ten Million (10,000,000) authorized shares of Preferred Stock of the Company shall be designated as a separate series possessing the rights and preferences set forth below:

        1. Designation and Amount. The shares of such series shall have a par value of $.001 per share and shall be designated as "Series A Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 3,500. The Series A Preferred Stock shall be offered for sale at a purchase price of $1,000 per share (the "Purchase Price").

        2. Dividends. The holders of the outstanding shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends at an annual rate of seven and one half percent of the Purchase Price. Such dividends shall be deemed to accrue on the Series A Preferred Stock and be cumulative, whether or not there are profits, surplus or other funds of the Company legally available for the payment of dividends. All dividends declared upon the Series A Preferred Stock shall be declared pro rata per share. If there shall not have been a sum sufficient for the payment therefor set apart, the deficiency shall first be paid before any dividend or other distribution shall be paid or declared and set apart with respect to any other class of the Company's capital stock, now or hereafter outstanding. All accrued dividends shall be immediately due and payable on the date such shares of Series A Preferred Stock are converted into shares of Common Stock, par value $.001 per share

("Common Stock") in accordance with Section 5 hereof, or are redeemed in accordance with Section 6 hereof. Dividends may be paid in cash or additional registered shares of Common Stock of the Company, as may be determined, from time to time, in the sole discretion of the Board of Directors. The Company shall not be required to pay any dividends on the outstanding shares of the Series A Preferred Stock prior to the Conversion Date and/or Redemption Date (as defined below) for such shares.

                  For purposes of this Certificate, unless the context otherwise requires, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in shares of Common Stock or other equity securities of the Company, or the purchase or redemption of shares of Common Stock or other equity securities of the Company (other than redemptions set forth in Section 6 below or repurchases of Common Stock or other equity securities held by employees or consultants of the Company upon termination of their employment or services pursuant to agreements providing for such repurchase) for cash or property payable other than in shares of Common Stock or other equity securities of the Company.

         3. Liquidation, Dissolution or Winding Up

                  (a) Treatment at Liquidation, Dissolution or Winding Up. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any distribution may be made with respect to Common Stock or any other series of capital stock, holders of each share of Series A Preferred Stock shall be entitled to be paid out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, whether such assets are capital, surplus, or capital earnings, such amount per share of Series A Preferred Stock as would have been payable had each such share been converted into Common Stock immediately prior to such event of liquidation, dissolution or winding up pursuant to the provisions of Section 5 plus all accrued dividends and liquidated damages, if any (collectively, the "Liquidation Amount").

                  (b) If the assets of the Company available for distribution to its shareholders shall be insufficient to pay the holders of shares of Series A Preferred Stock the full amount of the Liquidation Amount to which they shall be entitled, the holders of shares of Series A Preferred Stock shall share ratably in any distribution of assets according to the amounts which would be payable with respect to the shares of Series A Preferred Stock held by them upon such distribution if all amounts payable on or which respect to said shares were paid in full.

                  (c) After the payment of the Liquidation Amount shall have been made in full to the holders of the Series A Preferred Stock or in the event the holders cannot be located by the Company funds necessary for such payment shall have been set aside by the Company in trust for the account of holders of the Series A Preferred Stock so as to be available for such payments, the holders of the Series A Preferred Stock shall be entitled to no further participation in the distribution of the assets of the Company, and the remaining assets of the Company legally available for distribution to its shareholders shall be distributed among the holders of other classes of securities of the Company in accordance with their respective terms.

                  (d) The holders of Series A Preferred Stock shall have no priority or preference with respect to distributions made by the Company in connection with the repurchase of shares of Common Stock issued to or held by employees, directors or consultants upon termination of their employment or services pursuant to agreements providing for the right of said repurchase between the Company and such persons.

         4. Voting Rights. Except as otherwise required by law, and except as set forth in Section 8 of this Certificate, the holders of Series A Preferred Stock shall not be entitled to vote upon any matter relating to the business or affairs of the Company or for any other purpose.

         5. Conversion Rights for the Series A Preferred Stock. The holders of Series A Preferred Stock shall have conversion rights as follows ("Conversion Rights"):

                  (a) Right to Convert. No shares of Series A Preferred Stock may be converted prior to the date (the "First Conversion Date") which is the earlier of (i) the effective date of the registration statement covering the resale of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, and (ii) the ninetieth day after the closing date (the "Closing Date") of the issuance of the Series A Preferred Stock.

                  (b) Conversion Rate. Each share of Series A Preferred Stock may be converted into the number of fully-paid and non-assessable shares of Common Stock of the Company calculated in accordance with the following formula ("Conversion Rate"):

         The number of shares issuable upon conversion of one share of Series A Preferred Stock shall be determined by dividing the Purchase Price by the Conversion Price, where:

                           (i) The Purchase Price is defined in Section 1
hereof;

                           (ii) the Conversion Price equals the lesser of (x)
one hundred ten percent (110%) of the Closing Bid Price (defined below) for the Common Stock on the trading day prior to the date of issuance of the Series A Preferred Stock being converted (the "Fixed Price"), or (y) seventy seven and one half percent (77.5%) of the average of the five (5) lowest closing bid prices for the Common Stock for the twenty (20) trading days immediately preceding the Conversion Date (the "Market Price"), as reported on the National Association of Securities Dealers OTC Bulletin Board Market (or on such other national securities exchange or market as the Common Stock may trade at such time); provided, that if the shares issuable upon conversion are to be sold pursuant to Rule 144 under the Securities Act of 1933, as amended, the Conversion Price shall equal the lesser of (A) the Fixed Price, or (B) 50% of the Market Price.

                           (iii) for purposes hereof, the term "Closing Bid
Price" shall mean for any security as of any date, the last closing bid price for such security on the OTC: Bulletin Board Market as reported by Bloomberg, L.P., or, if the OTC: Bulletin Board Market is not the principal trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, L.P., or, if no last closing bid or trade price is reported for such security by Bloomberg, L.P., the closing bid price shall be determined by reference to the closing bid price as reported on the principal trading market, and if not so reported shall be determined from the average of the bid prices of any market makers for such security as reported in the "pink sheets" published by the National Quotation Bureau, Inc. If the closing bid price cannot be calculated for such security on such date on any of the foregoing bases, the closing bid price of such security on such date shall be the fair market value as mutually agreed by the Company and the holders of two-thirds of the outstanding shares of Series A Preferred Stock.

                  (c) Forced Conversion. In the event the holders of the Series A Preferred Stock have not exercised the Conversion Rights set forth herein within two years after the date of issuance of the Series A Preferred Stock (the "Final Date"), the Series A Preferred Stock shall automatically be converted as if the holder had exercised their Conversion Rights on the Final Date. In addition, in the event the Company closes on a public offering of its shares of Common Stock at a price per share equal to or greater than two times the Conversion Price, then at the election of the Company given by written notice, each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock on the date ("Offering Conversion Date") which is seven business days prior to the scheduled closing date of such public offering at the applicable Conversion Rate above and the Offering Conversion Date shall be deemed the Conversion Date with respect to such shares.

                  (d) Capital Reorganization or Reclassification. If the Common Stock issuable upon the conversion of the Series A Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, stock split, stock dividend, or similar event, then and in each such event, the holder of each share of Series A Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such capital reorganization, reclassification or other change which such holder would have received had its shares of Series A Preferred Stock been converted immediately prior to such capital reorganization, reclassification or other change.

                  (e) Capital Reorganization, Merger or Sale of Assets. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for in Section 5(d) above), or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties and/or assets to any other person or entity (any of which events is herein referred to as a "Reorganization"), then as a part of such Reorganization, provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such Reorganization, to which such holder would have been entitled if such holder had converted its shares of Series A Preferred Stock immediately prior to such Reorganization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of the Series A Preferred Stock after the Reorganization, to the end that the provisions of this

Section 5 (including adjustment of the number of shares issuable upon conversion of the Series A Preferred Stock) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

                  (f) Certificate as to Adjustments; Notice by Company. Upon the occurrence of each adjustment or readjustment of the Conversion Price of the Series A Preferred Stock, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of such Series A Preferred Stock a certificate executed by the president and chief financial officer (or in the absence of a person designated as the chief financial officer, by the treasurer) setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment are based. The Company shall, upon written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a certificate setting forth (A) the Conversion Price at the time in effect, and (B) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series A Preferred Stock.

                  (g) Exercise of Conversion Rights. Holders of Series A Preferred Stock may exercise their right to convert the Series A Preferred Stock by telecopying an executed and completed Notice of Conversion to the Company and delivering the original Notice of Conversion in the form annexed hereto as Exhibit A ("Notice of Conversion") and the certificate representing the Series A Preferred Stock (once fully converted, unless specifically requested otherwise by the Company) by express courier. Each business date on which a Notice of Conversion is telecopied to and received by the Company in accordance with the provisions hereof shall be deemed a "Conversion Date." Such holders of Series A Preferred Stock which have sent a Notice of Conversion to the Company shall, if requested by the Company, deliver the originally executed Series A Preferred Stock certificates to the Company within three business days from the Conversion Date. The Company will transmit, or instruct its transfer agent to transmit, the certificates representing shares of Common Stock issuable upon conversion of any share of Series A Preferred Stock (together with the certificates representing the Series A Preferred Stock not so converted, if the prior certificate was delivered to the Company) to the holder thereof via express courier, by electronic transfer or otherwise, within three business days after the Company has received the facsimile Notice of Conversion. In addition to any other remedies which may be available to the holders of shares of Series A Preferred Stock, in the event that the Company fails to deliver, or has failed to contact its transfer agent within two business days to deliver, such shares of Common Stock within such three business day period, the holder will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion. The Notice of Conversion and Series A Preferred Stock certificates representing the portion of the Series A Preferred Stock converted shall be delivered as follows:

To the Company:           Advanced Optics Electronics, Inc.
                          8301 Washington Ave. NE
                          Suite 4
                          Albuquerque, New Mexico 87113
                          Telephone: 505.797.7878
                          Facsimile: 505.858.1871
                          Attention: Mr. Leslie Robins, Executive Vice President


         In the event that shares representing the Common Stock issuable upon conversion of the Series A Preferred Stock (the "Conversion Shares") are not delivered by the Company within three business days of receipt by the Company of the facsimile Notice of Conversion, the Company shall pay to the holders thereof, in immediately available funds, upon demand, as liquidated damages for such failure and not as a penalty, for each $100,000 worth of Series A Preferred Stock sought to be converted, $500 for each of the first ten days and $1,000 per day thereafter that the Conversion Shares are not delivered, which liquidated damages shall run from the fourth business day after the Conversion Date provided that the Company shall not be responsible for or required to pay such liquidated damages if such failure to deliver or convert was not caused by any actions or omissions of the Company or counsel to the Company. Any and all payments required pursuant to this paragraph shall be payable in cash.

                  (h) Lost or Stolen Certificates. Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of any Series A Preferred Stock certificate(s), and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon the cancellation of the Series A Preferred Stock certificate(s), if mutilated, the Company shall execute and deliver new certificates for Series A Preferred Stock of like tenure and date. However, the Company shall not be obligated to reissue such lost or stolen certificates for shares of Series A Preferred Stock if the holder contemporaneously requests the Company to convert such Series A Preferred Stock into Common Stock.

                  (i) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of shares of Series A Preferred Stock. In lieu of any fractional share to which the holder would be entitled for this paragraph, the number of shares of Common Stock to be received shall be rounded to the nearest whole share.

                  (j) Partial Conversion. In the event some but not all of the shares of Series A Preferred Stock represented by a certificate or certificates are converted, the Company may require the holder to surrender the said certificate(s) to the Company within three (3) business days after such a conversion; if so, the Company shall execute and deliver to or to the order of the holder, at the expense of the Company, a new certificate representing the number of shares of Series A Preferred Stock which were not converted.

                  (k) Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient or as may be available to effect the conversion of all outstanding shares of the Series A Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the then outstanding shares of the Series A Preferred Stock, the Company shall use its best efforts to take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

         6. Redemption.

                  (a) The Company may redeem any or all of the outstanding shares of the Series A Preferred Stock on any date (the "Redemption Date") set by the Board of Directors of the Company for such redemption at any time at the Redemption Price, as that term is defined below, for each share of Series A Preferred Stock, to be paid in cash on the Redemption Date, provided, that (except as hereinafter provided) the Company shall not send a Redemption Notice, as that term is defined below, to any of the holders of Series A Preferred Stock, unless the closing bid price for a share of Common Stock as reported on the National Association of Securities Dealers OTC Bulletin Board Market (or on such other national securities exchange or market as the Common Stock may trade at such time) on the Redemption Date is less than the Conversion Price on such date and unless it has good and clear funds, for payment of the Redemption Price for the shares of Series A Preferred Stock it intends to redeem, in a bank account controlled by the Company, and provided further, however, that in the event the redemption is to be made simultaneously with the closing of a public offering of the Company, then the Company may send a Redemption Notice even if it does not have such good and clear funds, but not earlier than on the day prior to the date the public offering is priced.

                  (b) The Redemption Price shall be an amount equal to 122.5% of the Purchase Price, plus an amount equal to all accrued but unpaid dividends, whether or not declared, to but excluding the Redemption Date;

                  (c) The Redemption Price shall be payable in cash. If fewer than all of the outstanding shares of Series A Preferred Stock are to be redeemed, the redemption shall be pro rata among the holders of the Series A Preferred Stock based upon the number of shares held by such holders and subject to such other provisions as may be determined by the Board of Directors of the Company.

                  (d) Five days prior to the Redemption Date, the Company shall send, by facsimile transmission and by first class mail, postage prepaid, a notice (the "Redemption Notice") to each holder of Series A Preferred Stock, which notice shall contain all instructions and materials necessary to enable such holders to tender Series A Preferred Stock pursuant to the redemption. Such notice shall (i) state that a redemption is being effected, (ii) specify the Redemption Date, (iii) state that holders will be required to surrender the certificate or certificates representing such shares, properly endorsed, in the manner and at the place specified in the notice prior to the close of business on the business day prior to the Redemption Date, (iv) state that holders may convert up to a maximum of 50% of their shares of Series A Preferred Stock into shares of Common Stock, provided that the Company receives the Notice of Conversion within twenty-four hours from the time the Redemption Notice was received by such holder and that all other shares shall be deemed to have been redeemed by the Company on the Redemption Date at the Redemption Price plus all accrued but unpaid dividends whether or not declared. The Company may not redeem any portion of the Series A Preferred Stock that has been converted on or prior to the date of the Redemption Notice. In the event the Company fails to deliver the Redemption Price plus accrued and unpaid dividends on or before (i) six days after the date of the Redemption Notice or (ii) in the event the redemption is made simultaneously with the closing of a public offering of the Company, six days after the closing date of such public offering, the Redemption Notice shall be null and void and the Company will relinquish its Redemption rights provided by this section.

                  (e) On the Redemption Date, unless the Company defaults in the payment for the shares of Series A Preferred Stock tendered pursuant to the redemption, dividends will cease to accrue with respect to the shares of Series A Preferred Stock tendered. All rights of holders of such tendered shares will terminate, except for the right to receive payment therefor, on the Redemption Date.

                  (f) After receipt of the Redemption Notice, the holders of Series A Preferred Stock may convert up to a maximum of 50% of their shares of Series A Preferred Stock into shares of Common Stock, provided that the Company receives the Notice of Conversion within twenty-four hours from the time the Redemption Notice was received by such holder.

                  (g) The Company may, at its option, at any time after the mailing of the Redemption Notice pursuant to Section 6 (d) above, deposit the aggregate amount payable upon redemption of the Series A Preferred Stock with a bank or trust company (the "Depositary") having its principal office in New York, New York, and having a combined capital and surplus (as shown by its then most recently published financial statement) of at least $200,000,000, designated by the Board of Directors of the Company, to be held in trust by the Depositary for payment to the holders of the shares to be redeemed. Upon such deposit, the Company shall be released and discharged from any obligation to pay the Redemption Price of the shares to be redeemed, and the holders of the shares instead shall have the right to receive from the Depositary only, and not from the Company, the amount payable upon redemption of the shares on surrender to the Depositary of the certificates representing the shares. Any money so deposited with the Depositary that is not claimed after one year from the Redemption Date shall be repaid to the Company by the Depositary on demand, and the holder of any of the shares shall thereafter look only to the Company for any payment to which the holder may be entitled. Any interest which accrues on money deposited with the Depositary shall belong to the Company and shall be paid to the Company from time to time by the Depositary.

                  (h) Any Series A Preferred Stock redeemed or purchased by the Company shall be canceled and shall have the status of authorized and unissued shares of preferred stock, without designation as to class or series.

         7. No Reissuance of Series A Preferred Stock. Any share or shares of Series A Preferred Stock acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be canceled, shall return to the status of authorized but unissued preferred stock of no designated series, and shall not be reissuable by the Company as Series A Preferred Stock.

         8. Restrictions and Limitations

                  (a) Amendments to Charter. The Company shall not amend its certificate of incorporation without the approval by the holders of at least a majority of the then outstanding shares of Series A Preferred Stock if such amendment would:

                           (i) change the relative seniority rights of the
holders of Series A Preferred Stock as to the payment of dividends in relation to the holders of any other capital stock of the Company, or create any other class or series of capital stock entitled to seniority as to the payment of dividends in relation to the holders of Series A Preferred Stock;

                           (ii) reduce the amount payable to the holders of
Series A Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Company, or change the relative seniority of the liquidation preferences of the holders of Series A Preferred Stock to the rights upon liquidation of the holders of other capital stock of the Company, or change the dividend rights of the holders of Series A Preferred Stock;

                           (iii) cancel or modify the conversion rights of the
holders of Series A Preferred Stock provided for in Section 5 herein; or

                           (iv) cancel or modify the rights of the holders of
the Series A Preferred Stock provided for in this Section 8.

         9. Notices of Record Date. In the event of:

                  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger of the Company, or any transfer of all or substantially all of the assets of the Company to any other corporation, or any other entity or person, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding up of the Company, then and in each such event the Company shall mail or cause to be mailed to each holder of Series A Preferred Stock a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, merger, dissolution, liquidation or winding up is expected to become effective and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, merger, dissolution, liquidation or winding up. Such notice shall be mailed at least ten days prior to the date specified in such notice on which such action is to be taken.

         10. Certificate of Incorporation. The statements contained in the foregoing, creating and designating the said Series A issue of Preferred Stock and fixing the number, powers, preferences and relative, optional, participating, and other special rights and the qualifications, limitations and restrictions shall, upon the effective date of said series, be deemed to be included in and be a part of the Certificate of Incorporation of the Company pursuant to the relevant provisions of the General Corporation Law of the State of Nevada.

         11. Limitation on Number of Conversion Shares.

                  (a) Notwithstanding any other provision herein, the Company shall not be obligated to issue any shares of Common Stock upon conversion of the Series A Preferred Stock if the issuance of such shares of Common Stock would exceed that number of shares of Common Stock which the Company may issue upon conversion of the Series A Preferred Stock (the "Exchange Cap") without breaching the Company's obligations under the rules and regulations of The Nasdaq Stock Market, Inc., except that such limitation shall not apply in the event that the Company (a) obtains the approval of its stockholders as required by applicable rules of The Nasdaq Sock Market, Inc., for issuances of Common Stock in excess of such amount or (b) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the holders of a majority of the shares of Series A Preferred Stock then outstanding; provided, however, that notwithstanding anything herein to the contrary, the Company will issue such number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock at the then current Conversion Price up to the Exchange Cap. Until such approval or written opinion is obtained, no holder of Series A Preferred Stock pursuant to the Securities Purchase Agreement ("Purchase Agreement") shall be issued, upon conversion of Series A Preferred Stock, shares of Common Stock in an amount greater than the product of (i) the Exchange Cap amount multiplied by (ii) a fraction, the numerator of which is the number of shares of Series A Preferred Stock issued to such holder pursuant to the Purchase Agreement and the denominator of which is the aggregate amount of all the shares of Series A Preferred Stock issued to all holders pursuant to the Purchase Agreement (the "Cap Allocation Amount"). In the event that any holder of Series A Preferred Stock shall convert all of such holder's shares of Series A Preferred Stock into a number of shares of Common Stock which, in the aggregate, is less than such holder's Cap Allocation Amount, then the difference between such holder's Cap Allocation Amount and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Cap Allocation Amounts of the remaining holders of Series A Preferred Stock on a pro rata basis in proportion to the number of shares of Series Preferred Stock then held by each such holder. The provisions of this paragraph will apply only in the event the Company becomes listed for trading on the NASDAQ stock market (either Small Cap or National Market).

                  (b) On each Conversion Date, the number of shares of Common Stock underlying the Series A Preferred Stock to be issued to each holder (not including the outstanding shares of Series A Preferred Stock or the unissued shares of Common Stock underlying the Series A Preferred

Stock not to be issued on such Conversion Date) will not exceed the number of such shares which, when aggregated with all other shares of Common Stock then owned of record by such holder, would result in such holder owning more than 4.99% of all of such Common Stock as would be outstanding on such Conversion Date. The foregoing limitation shall not apply in the event of an automatic conversion pursuant to subparagraph 5(c).

         12. Ranking.

                  The Series A Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank senior to any of the (i) Common Stock, (ii) and preferred stock issued after the date hereof, and (iii) any other class or series of stock of the Company which by its terms ranks junior to the Series A Preferred Stock.


Signed and attested to on March __, 2000.




                                 ADVANCED OPTICS ELECTRONICS, INC.

                                 By:
                                    -------------------------------------------
                                    Mr. Leslie Robins, Executive Vice President



Attest:


------------------------------
         Secretary

                              NOTICE OF CONVERSION

                (To be Executed by the Registered Holder in order
                    to Convert the Series A Preferred Stock)


The undersigned hereby irrevocably elects to convert ___ shares of Series A Preferred Stock, Certificate No. ___ (the "Preferred Stock") into shares of Common Stock of Advanced Optics Electronics, Inc. (the "Company"), according to the conditions hereof, as of the date written below.

The undersigned represents and warrants that

         (i) All offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Series A Preferred Stock shall be made in compliance with Regulation D, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to registration of the Common Stock under the Act, subject to any restrictions on sale or transfer set forth in the purchase agreement between the Company and the original holder of the Certificate submitted herewith for conversion.

         (ii) Upon conversion pursuant to this Notice of Conversion, the undersigned will not own of record (within the meaning of the Securities Exchange Act of 1934, as amended) 4.99% or more of the then issued and outstanding shares of the Company.


         --------------------------------           ---------------------------
         Date of Conversion                         Applicable Conversion Price

         --------------------------------           ---------------------------
         Number of shares of Common Stock            $ Amount of Conversion
         issuable upon Conversion

         Legal Name of Converting Holder:
                                         --------------------------------------


         ----------------------------------------------------------------------
         Signature/Title of Authorized Representative of
         Converting Holder

Address for Delivery of Shares:
                               --------------------------------------

                               --------------------------------------

                               --------------------------------------

                               --------------------------------------

                                                                       EXHIBIT B

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE "LAWS"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE LAWS, OR (II) AN OPINION OF COUNSEL PROVIDED TO THE ISSUER IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE LAWS DUE TO AN AVAILABLE EXCEPTION TO OR EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE LAWS.


                        ADVANCED OPTICS ELECTRONICS, INC.

                        WARRANT TO PURCHASE COMMON STOCK


Warrant No. 02

Number of Shares:
                 -----------
Date of Issuance: March 8, 2000

         Advanced Optics Electronics, Inc., a Nevada corporation (the "Company"), hereby certifies that, for value received, _______________ and permitted assigns, the registered holder hereof ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time after the date hereof, but not after 5:00 P.M. Delaware time on the Expiration Date (as defined herein) ________ fully paid and nonassessable shares of Common Stock (as defined herein) of the Company (each a "Warrant Share" and collectively the "Warrant Shares") at a purchase price per share equal to one hundred ten percent (110%) of the closing bid price for the Common Stock on the date of this Warrant (the "Exercise Price") in lawful money of the United States. The number of Warrant Shares purchasable hereunder and the Exercise Price are subject to adjustment as provided in Section 9 below.

Section 1.

         (a) Definitions. The following words and terms used in this Warrant shall have the following meanings:

         "Common Stock" means (a) the Company's common stock and (b) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

         "Convertible Securities" mean any securities issued by the Company that are convertible into or exchangeable for, directly or indirectly, shares of Common Stock.

         "Expiration Date" means the date which is five (5) years from the date of this Warrant or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the State of Delaware (a "Holiday"), the next preceding date that is not a Holiday.

         "Market Price" means the closing bid price on the day prior to the date on which the Exercise Form is delivered to the Company, as quoted on the National Association of Securities Dealers' OTC Bulletin Board Market or such other national securities exchange or market on which the Common Stock may then be listed.

         "Registration Rights Agreement" shall have the meaning assigned to it in the Securities Purchase Agreement (defined below).

         "Securities Act" means the Securities Act of 1933, as amended.

         "Securities Purchase Agreement" shall mean the Securities Purchase Agreement between the holder hereof (or its predecessor in interest) and the Company for the purchase of this Warrant and the other Securities (as defined in the Securities Purchase Agreement).

         "Transfer" shall include any disposition of this Warrant or any Warrant Shares, or of any interest in either thereof which would constitute a sale thereof within the meaning of the Securities Act of 1933, as amended, or applicable state securities laws.

         "Warrant" shall mean this Warrant and all Warrants issued in exchange, transfer or replacement of any thereof.

         "Warrant Exercise Price" per share shall be equal to one hundred ten percent (110%) of the closing bid price for the Common Stock on the date of this Warrant.

         (b) Other Definitional Provisions.

         (i) Except as otherwise specified herein, all references herein (A) to the Company shall be deemed to include the Company's successors; and (B) to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

         (ii) When used in this Warrant, unless the otherwise specified in a particular instance, the words "herein," "hereof," and "hereunder," and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "Section," "Schedule," and "Exhibit" shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

         (iii) Whenever the context so requires the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

         Section 2. Exercise of Warrant.

         (a) Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder, as a whole or in part, at any time prior to 5:00 P.M. Delaware Time on the Expiration Date. The rights represented by this Warrant may be exercised by the Holder, as a whole or from time to time in part (except that this Warrant shall not be exercisable as to a fractional share) by (i) delivery of a written notice, in the form of the exercise form attached as Exhibit I hereto (an "Exercise Form"), of the Holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which the Warrant is being exercised (plus any applicable issue or transfer taxes) in immediately available funds (either by wire transfer or a certified or cashier's check drawn on a United States bank), for the number of Warrant Shares as to which this Warrant shall have been exercised, and (iii) the surrender of this Warrant, properly endorsed, at the principal office of the Company (or at such other agency or office of the Company as the Company may designate by notice to the Holder).

         In addition, and notwithstanding anything to the contrary contained in this Warrant, this Warrant may be exercised by presentation and surrender of this Warrant to the Company in a cashless exercise, including a written calculation of the number of Warrant Shares to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price, the Holder shall surrender this Warrant for, and the Company shall issue in respect thereof, the number of Warrant Shares determined by multiplying the number of Warrant Shares to which the Holder would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock.

         The Warrant Shares so purchased shall be deemed to be issued to the Holder or Holder's designees, as the record owner of such Warrant Shares, as of the date on which this Warrant shall have been surrendered, the completed Exercise Form shall have been delivered, and payment (or notice of an election to effect a Cashless Exercise) shall have been made for such Warrant Shares as set forth above.

         In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), a certificate or certificates for the Warrant Shares so purchased, registered in the name of, or as directed by, the Holder, shall be delivered to, or as directed by, the Holder within three (3) business days after such rights shall have been so exercised.

         (b) Unless this Warrant shall have expired or shall have been fully exercised, the Company shall issue a new Warrant identical in all respects to the Warrant exercised except (i) it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under the Warrant exercised, less the number of Warrant Shares with respect to which such Warrant is exercised, and (ii) the holder thereof shall be deemed to have become the holder of record of such Warrant Shares immediately prior to the close of business on the date on which the Warrant is surrendered and payment of the amount due in respect of such exercise and any applicable taxes is made, irrespective of the date of delivery of such share certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are properly closed, such person shall be deemed to have become the holder of such Warrant Shares at the opening of business on the next succeeding date on which the stock transfer books are open.

         (c) In the case of any dispute with respect to an exercise, the Company shall promptly issue such number of Warrant Shares as are not disputed in accordance with this Section. If such dispute only involves the number of Warrant Shares receivable by the Holder under a Cashless Exercise, the Company shall submit the disputed calculations to an independent accounting firm of national standing via facsimile within two (2) business days of receipt of the Exercise Form. The accountant shall audit the calculations and notify the Company and the Holder of the results no later than two (2) business days from the date it receives the disputed calculations. The accountant's calculation shall be deemed conclusive absent manifest error. The Company shall then issue the appropriate number of shares of Common Stock in accordance with this Section.

         Section 3. Covenants as to Common Stock. The Company covenants and agrees that all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights then represented by this Warrant and that the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price.

         Section 4. Taxes. The Company shall not be required to pay any tax or taxes attributable to the initial issuance of the Warrant Shares or any permitted transfer involved in the issue or delivery of any certificates for Warrant Shares in a name other than that of the registered holder hereof or upon any permitted transfer of this Warrant.

         Section 5. Warrant Holder Not Deemed a Stockholder. No holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he or she is then entitled to receive upon the due exercise of this Warrant. Notwithstanding the foregoing, the Company will provide the holder of this Warrant with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

         Section 6. No Limitation on Corporate Action. No provisions of this Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Certificate of Incorporation, reorganize, consolidate or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

         Section 7. Representations of Holder. The holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant and the Warrant Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution hereof or of any of the shares of Common Stock or other securities issuable upon the exercise thereof, and not with any present intention of distributing any of the same. Upon exercise of this Warrant, the holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale. If such holder cannot make such representations because they would be factually incorrect, it shall be a condition to such holder's exercise of the Warrant that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of the Warrant shall not violate any United States or state securities laws.

         Section 8. Transfer; Opinions of Counsel; Restrictive Legends.

         (a) The holder of this Warrant understands that (i) this Warrant and the Warrant Shares have not been and are not being registered under the Securities Act or any state securities laws (other than as described in the Securities Purchase Agreement and the Registration Rights Agreement), and may not be offered for sale, sold, assigned or transferred unless (a) subsequently registered thereunder, or (b) pursuant to an exemption from such registration;
(ii) any sale of such securities made in reliance on Rule 144 promulgated under the Securities Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities
Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities (other than as described in the Securities Purchase Agreement and the Registration Rights Agreement) under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

         Section 9. Adjustments.

         (a) Reclassification and Reorganization. In case of any reclassification, capital reorganization or other change of outstanding shares of the Common Stock, or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of the Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation or merger. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 9. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and other changes of outstanding shares of Common Stock and to successive consolidations or mergers. If the consideration received by the holders of Common Stock is other than cash, the value shall be as determined by the Board of Directors of the Company acting in good faith.

         (b) Dividends and Stock Splits. If and whenever the Company shall effect a stock dividend, a stock split, a stock combination, or a reverse stock split of the Common Stock, the number of Warrant Shares purchasable hereunder and the Warrant Exercise Price shall be proportionately adjusted in the manner determined by the Company's Board of Directors acting in good faith. The number of shares, as so adjusted, shall be rounded down to the nearest whole number and the Warrant Exercise Price shall be rounded to the nearest cent.

         Section 10. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen or destroyed, the Company shall, on receipt of an indemnification undertaking reasonably satisfactory to the Company, issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen or destroyed. In the event the holder hereof asserts such loss, theft or destruction of this Warrant, the Company may require such holder to post a bond issued by a surety reasonably satisfactory to the Company with respect to the issuance of such new Warrant.

         Section 11. Notice. Any notices required or permitted to be given under the terms of this Warrant shall be sent by mail or delivered personally or by courier and shall be effective five days after being placed in the mail, if mailed, certified or registered, return receipt requested, or upon receipt, if delivered personally or by courier or by facsimile, in each case properly addressed to the party to receive the same. The addresses for such communications shall be as provided in the Securities Purchase Agreement (Holder is defined therein as the "Buyer"). Each party shall provide notice to the other party of any change in address.

         Section 12. Registration Right. Notwithstanding anything herein to the contrary, unless the Warrant Shares have been registered in accordance with the Registration Rights Agreement, during the five (5) year period commencing on the date of this Warrant, if the Company proposes to file a registration statement for a public offering of any of its securities under the Securities Act of 1933, as amended, it will give written notice, at least twenty (20) days prior to the filing of each such registration statement, to the holder of the Warrant and/or the Common Stock previously received upon exercise hereof (and not previously sold by such holder) of its intention to do so. Upon the holder's request within ten (10) days after it has received such notice from the Company, the Company shall include the Common Stock received or receivable upon exercise of this Warrant owned in such registration statement such that said Common Stock received or receivable upon such exercise shall be registered or qualified under such registration statement. This provision is not applicable to a registration statement filed on Form S-4 or Form S-8, nor is it applicable to the Warrant once it has expired under the terms hereof or has been exercised and the holder received non-restricted Common Stock upon such exercise. The rights described in this Section 12 are in addition to the rights afforded the Holder by the applicable provisions of the Securities Purchase Agreement.

         Section 13. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party or holder hereof against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and interpreted under the laws of the State of Delaware. Headings are for convenience only and shall not affect the meaning or construction of any of the provisions hereof. This Warrant shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Holder and its successors and assigns. The Holder may not assign this Warrant except in accordance with applicable federal and state securities laws. The Holder shall immediately notify the Company with respect to any permitted assignment of this Warrant.

         Section 14. Date. The date of this Warrant is March 8, 2000. This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 8 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.




                         ADVANCED OPTICS ELECTRONICS, INC.


                         By:
                             -------------------------------------------
                             Mr. Leslie Robins, Executive Vice President

                              EXHIBIT I TO WARRANT


 EXERCISE FORM TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

                        ADVANCED OPTICS ELECTRONICS, INC.


         The undersigned hereby exercises the right to purchase the number of Warrant Shares covered by the Warrant attached hereto as specified below according to the conditions thereof and herewith makes payment of U.S. $ (unless effected by a Cashless Exercise in accordance with the terms of the Warrant), the aggregate Warrant Exercise Price of such Warrant Shares in full pursuant to the terms and conditions of the Warrant.

         (i) The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained upon exercise of the Warrant, except under circumstances that will not result in a violation of the 1933 Act or applicable state securities laws.

         (ii) The undersigned requests that the stock certificates for the Warrant Shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the terms of the Warrant in the name of the Holder (or such other person(s) indicated below) and delivered to the undersigned (or designee(s)) at the address or addresses set forth below.


Dated:             ,      .
      -------------  -----

                                    HOLDER:
                                           ------------------------------------


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                    Address:
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------



Number of Warrant Shares
Being Purchased:
                --------------------

                                   EXHIBIT C

                         REGISTRATION RIGHTS AGREEMENT


                  This Registration Rights Agreement (this "Agreement") is made as of March 8, 2000, by and between Advanced Optics Electronics, Inc., a corporation organized under the laws of the State of Nevada, U.S.A., with headquarters located at 8301 Washington Avenue NE, Suite 4, Albuquerque, New Mexico 87113 (the "Company") and the purchaser named on the signature page to this Agreement (the "Purchaser").

                  This Agreement is being entered into pursuant to that Securities Purchase Agreement, dated as of the date hereof, by and between the Company and the Purchaser (the "Purchase Agreement").

                  The Company and the Purchaser hereby agree as follows:

          1.      Definitions.

                  Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                  "Advice" shall have the meaning set forth in Section 3(m).

                  "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Blackout Period" shall have the meaning set forth in Section 3(n).

                  "Board" shall have the meaning set forth in Section 3(n).

                  "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of Delaware generally are authorized or required by law or other government actions to close.

                  "Certificate of Designations" means the Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock of Advanced Optics Electronics, Inc., the form of which is attached as Exhibit A to the Purchase Agreement., with respect to the Preferred Stock (defined below) filed by the Company on or before the date of this Agreement with the Secretary of State of the State of Nevada.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Stock" means the Company's common stock, $.001 value per share.

                  "Effectiveness Date" means with respect to the Registration Statement the 120th day following the Closing Date.

                  "Effectiveness Period" shall have the meaning set forth in
Section 2(a).

                  "Event" shall have the meaning set forth in Section 7(e)(i).

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Filing Date" means the 45th day following the Closing Date.

                  "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

                  "Indemnified Party" shall have the meaning set forth in
Section 5(c).

                  "Indemnifying Party" shall have the meaning set forth in
Section 5(c).

                  "Losses" shall have the meaning set forth in Section 5(a).

                  "OTC Bulletin Board" shall mean the over-the-counter electronic bulletin board market or exchange.

                  "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

                  "Preferred Stock" means the Series A Convertible Preferred Stock, par value $.001 per share and stated value $1,000 per share, of the Company issued to the Purchaser pursuant to the Purchase Agreement.

                  "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

                  "Registrable Securities" means (i) the shares of Common Stock issuable upon conversion of the Preferred Stock (the "Conversion Shares") or in payment of dividends in accordance with the terms of the Preferred Stock ("Dividend Shares") and exercise of the Warrants (the "Warrant Shares"), and upon any stock split, stock dividend, recapitalization or similar event with respect to such Conversion Shares, Dividend Shares, Warrant Shares or any Preferred Stock, (ii) the shares of Common Stock issued upon any redemption of Preferred Stock pursuant to the terms of the Certificate of Designations and
(iii) any other dividend or other distribution with respect to, conversion or exchange of, or in replacement of, Registrable Securities; provided, however, that Registrable Securities shall include (but not be limited to) a number of shares of Common Stock (the "Required Number") equal to no less than the greater of (x) 1,250,000 shares of Common Stock, or (y) 200% of the maximum number of shares of Common Stock which would be issuable upon conversion of the Preferred Stock and upon exercise of the Warrants, assuming such conversion and exercise occurred on the Closing Date or the Filing Date, whichever date would result in the greater number of Registrable Securities. Notwithstanding anything contained herein to the contrary, if the actual number of shares of Common Stock issuable upon conversion of the Preferred Stock and upon exercise of the Warrants exceeds the Required Number, the term "Registrable Securities" shall be deemed to include such additional shares of Common Stock as are necessary to include all of the shares of Common Stock issuable upon conversion of the Preferred Stock (and in payment of dividends, if applicable) and upon exercise of the Warrants.

                  "Registration Statement" means the registration statements and any additional registration statements contemplated by Section 2(a), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

                  "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Rule 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Special Counsel" means any special counsel to the Holder, for which the Holder will be reimbursed by the Company pursuant to Section 4.

         2.       Registration.

                  (a) Required Registration. On or prior to the Filing Date the Company shall prepare and file with the Commission a Registration Statement covering all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form SB-1, Form SB-2 or Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-1, Form SB-2 or Form S-3, in which case such registration shall be on another appropriate form in accordance herewith). The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold by the Purchaser or (y) the date on which the Registrable Securities may be sold without any restriction pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect (the "Effectiveness Period"). If an additional Registration Statement is required to be filed because the actual number of shares of Common Stock into which the Preferred Stock is convertible and the Warrants are exercisable exceeds the number of shares of Common Stock initially registered in respect of the Conversion Shares and the Warrant Shares based upon the computation on the Closing Date, the Company shall have twenty (20) Business Days to file such additional Registration Statement, and the Company shall use its best efforts to cause such additional Registration Statement to be declared effective by the Commission as soon as possible, but in no event later than ninety (90) days after filing.

                  (b) Shelf Registration. If the Company is not on the Filing Date eligible to file a registration statement on Form S-3, then as soon as possible but no later than thirty (30) days after becoming eligible to file a registration statement for a secondary or resale offering of the Registrable Securities on Form S-3, the Company shall prepare and file with the Commission a post-effective amendment to Form SB-2 (or such other applicable form filed in accordance with Section 2(a) above) on Form S-3 to continue the registration of all Registrable Securities pursuant to a "shelf" Registration Statement on Form S-3 covering all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. Notwithstanding anything to the contrary contained herein, at no time during the Effectiveness Period shall any of the Registrable Securities cease being registered.

         3.       Registration Procedures.

                  In connection with the Company's registration obligations hereunder, the Company shall:

                  (a) Prepare and file with the Commission on or prior to the Filing Date, a Registration Statement on Form SB-1 or Form SB-2 (or if the Company is not then eligible to register for resale the Registrable Securities on Form SB-1 or Form SB-2 such registration shall be on another appropriate form in accordance herewith) in accordance with the method or methods of distribution thereof as specified by the Holder (except if otherwise directed by the Holder), and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than five
(5) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated therein by reference), the Company shall (i) furnish to the Holder and any Special Counsel, copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the review of the Holder and such Special Counsel, and (ii) at the request of the Holder cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of counsel to such Holder, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holder or any Special Counsel shall reasonably object in writing within three (3) Business Days of their receipt thereof.

                  (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities;
(ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as possible provide the Holder true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holder thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

                  (c) Notify the Holder of Registrable Securities to be sold and any Special Counsel as promptly as possible (and, in the case of (i)(A) below, not less than five (5) Business Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one
(1) Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) if at any time any of the representations and warranties of the Company contained in any agreement contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement,

Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

                  (e) If requested by the Holders of a majority in interest of the Registrable Securities, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

                  (f) Furnish to the Holder and any Special Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

                  (g) Promptly deliver to the Holder and any Special Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

                  (h) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders and any Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

                  (i) Cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any Holder may request at least two (2) Business Days prior to any sale of Registrable Securities.

                  (j) Upon the occurrence of any event contemplated by Section 3(c)(vi), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (k) Use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on the OTC Bulletin Board and any other securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which similar securities issued by the Company are then listed as and when required pursuant to the Purchase Agreement.

                  (l) Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

                  (m) Require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who fails to furnish such information within a reasonable time prior to the filing of each Registration Statement, supplemented Prospectus and/or amended Registration Statement.

                  If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

                  Each Holder covenants and agrees that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(c) and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

                  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

                  (n) If (i) there is material non-public information regarding the Company which the Company's Board of Directors (the "Board") reasonably determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company's best interest to disclose and which the Company would be required to disclose under the Registration Statement, then the Company may postpone or suspend filing or effectiveness of a registration statement for a period not to exceed 20 consecutive days, provided that the Company may not postpone or suspend its obligation under this Section 3(n) for more than 45 days in the aggregate during any 12 month period (each, a "Blackout Period"); provided, however, that no such postponement or suspension shall be permitted for consecutive 20 day periods, arising out of the same set of facts, circumstances or transactions.


         4.       Registration Expenses

                  All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the OTC Bulletin Board and each other securities exchange or market on which Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made with the Commission, (C) with respect to filings required to be made under the OTC Bulletin Board and (D) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Holder in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the Holders of a majority of Registrable Securities may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and Special Counsel for the Holder, in the case of the Special Counsel, to a maximum amount of $2,500.00, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company's independent public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.


         5.       Indemnification

                  (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto. The Company shall notify the Holder promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party and shall survive the transfer of the Registrable Securities by the Holder.

                  (b) Indemnification by Holder. The Holders shall, severally and not jointly, indemnify and hold harmless the Company, the directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange
Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in or omitted from any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or such form of prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus Supplement. Notwithstanding anything to the contrary contained herein, the Holder shall be liable under this Section 5(b) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.


                  (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

                  An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or
(3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

                  All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

                  (d) Contribution. If a claim for indemnification under
Section 5(a) or 5(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying, Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. Notwithstanding anything to the contrary contained herein, the Holder shall be liable or required to contribute under this Section 5(c) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties


         6.       Rule 144.

                  As long as any Holder owns Preferred Stock, Dividend Shares, Conversion Shares, Warrants or Warrant Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holder with true and complete copies of all such filings. As long as any Holder owns Preferred Stock, Dividend Shares, Conversion Shares, Warrants or Warrant Shares, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holder and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell Dividend Shares, Conversion Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions of counsel to the Company referred to in the Purchase Agreement. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.


         7.       Miscellaneous.

                  (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                  (b) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has, as of the date hereof entered into and currently in effect, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holder in this Agreement or otherwise conflicts with the provisions hereof except for registration rights provisions disclosed in the Company's Disclosure Schedule to the Purchase Agreement. Except for registration rights provisions disclosed in the Company's Disclosure Schedule to the Purchase Agreement, neither the Company nor any of its subsidiaries has previously entered into any agreement currently in effect granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holder set forth herein, and are not otherwise in conflict with the provisions of this Agreement. This Section 7(b) shall not prohibit the Company from entering into any agreements concerning the registration of securities on Form S-8 or Form S-4.

                  (c) [Intentionally Omitted.]

                  (d) Piggy-Back Registrations. If at any time when there is not an effective Registration Statement covering (i) Conversion Shares or (ii) Warrant Shares, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or its then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each holder of Registrable Securities written notice of such determination and, if within thirty (30) days after receipt of such notice, any such holder shall so request in writing (which request shall specify the Registrable Securities intended to be disposed of by the Purchaser), the Company will cause the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holder, to the extent requisite to permit the disposition of the Registrable Securities so to be registered, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 4 hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 7(d) for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 7(d) that are eligible for sale pursuant to Rule 144(k) of the Securities Act. In the case of an underwritten public offering, if the managing underwriter(s) or underwriter(s) should reasonably object to the inclusion of the Registrable Securities in such registration statement, then if the Company after consultation with the managing underwriter should reasonably determine that the inclusion of such Registrable Securities, would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of the Holder, then (x) the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro-rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration), if the Company after consultation with the underwriter(s) recommends the inclusion of fewer Registrable Securities, or (y) none of the Registrable Securities of the Holder shall be included in such registration statement, if the Company after consultation with the underwriter(s) recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holder than the fraction of similar reductions imposed on such other persons or entities (other than the Company).

                  (e) Failure to File Registration Statement and Other Events. The Company and the Purchaser agree that the Holder will suffer damages if the Registration Statement is not filed on or prior to the Filing Date and not declared effective by the Commission on or prior to the Effectiveness Date and maintained in the manner contemplated herein during the Effectiveness Period or if certain other events occur. The Company and the Holder further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) the Registration Statement is not filed on or prior to the Filing Date, or is not declared effective by the Commission on or prior to the Effectiveness Date (or in the event an additional Registration Statement is filed because the actual number of shares of Common Stock into which the Preferred Stock is convertible and the Warrants are exercisable exceeds the number of shares of Common Stock initially registered is not filed and declared effective within the time periods set forth in Section 2(a)), or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 12dl-2 promulgated under the Exchange Act within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review, or (iii) the Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities at any time prior to the expiration of the Effectiveness Period, without being succeeded immediately by a subsequent Registration Statement filed with and declared effective by the Commission, or (iv) trading in the Common Stock shall be suspended or if the Common Stock is delisted from the OTC Bulletin Board for any reason for more than ninety (90) days in the aggregate, or (v) the conversion rights of the Holder are suspended for any reason, including by the Company, or (vi) the Company breaches in a material respect any covenant or other material term or condition to this Agreement, the Certificate of Designations, the Purchase Agreement (other than a representation or warranty contained therein) or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby, and such breach continues for a period of thirty days after written notice thereof to the Company, or (vii) the Company has breached Section 3(n) of this Agreement (any such failure or breach being referred to as an "Event"), the Company shall pay in cash as liquidated damages for such failure and not as a penalty to the Holder an amount equal to 2% of the Purchase Price paid by the Holder for all Preferred Stock and Warrants purchased and then outstanding pursuant to the Purchase Agreement for each thirty (30) day period until the applicable Event has been cured, which shall be pro rated for such periods less than thirty (30) days (the "Periodic Amount"). Payments to be made pursuant to this Section 7(e) shall be due and payable immediately upon demand in immediately available funds. The parties agree that the Periodic Amount represents a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of damages that may be incurred by the Holder if the Registration Statement is not filed on or prior to the Filing Date or has not been declared effective by the Commission on or prior to the Effectiveness Date and maintained in the manner contemplated herein during the Effectiveness Period or if any other Event as described herein has occurred.

                  (f)      Specific Enforcement, Consent to Jurisdiction.

                           (i)      The Company and the  Purchaser  acknowledge
and agree that irreparable damage would occur in the event that any of the provisions of this Registration Rights Agreement or the Purchase Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Registration Rights Agreement or the Purchase Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

                           (ii)     Each of the Company and the Purchaser (i)
hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the City of Wilmington, State of Delaware for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the Purchase Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchaser consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7(f) shall affect or limit any right to serve process in any other manner permitted by law.

                  (g) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holder. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holder and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

                  (h) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., pacific standard time, on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., pacific standard time, on any date and earlier than 11:59 p.m., pacific time, on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications with respect to each party shall be the address(es) for such party that are set forth in the Purchase Agreement (as the same may be modified from time to time by such party in accordance with the terms of the Purchase Agreement), or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice.

                  (i) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of the Holder and its successors and assigns. The Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the Holder. The Purchaser may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

                  (j) Assignment of Registration Rights. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder to any transferee of such Holder of all or a portion of the Preferred Stock or the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. In addition, each Holder shall have the right to assign its rights hereunder to any other Person with the prior written consent of the Company, which consent shall not be unreasonably withheld. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

                  (k) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                  (l) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law thereof.

                  (m) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  (n) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (o) Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

                  (p) Shares Held by the Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage and shall not be counted as outstanding.

                  (q) Notice of Effectiveness. Within two (2) business days after the Registration Statement which includes the Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities and to the Purchaser (with copies to the Holders whose Registrable Securities are included in such Registration Statement, if other than the Purchaser) confirmation that the Registration Statement has been declared effective by the Commission in the form attached hereto as Exhibit A.


         IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.




                            [SIGNATURE PAGE FOLLOWS]

           [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT DATED AS
                               OF MARCH 8, 2000]





                                     ADVANCED OPTICS ELECTRONICS, INC.


                                     By:
                                         -------------------------------------
                                         Name: Mr. Leslie Robins
                                         Title: Executive Vice President




                                     TRITON PRIVATE EQUITIES FUND, L.P.

                                     By: Triton Capital Management, L.L.C.

                                     By:
                                         -------------------------------------
                                         (Duly Authorized Managing Member)

                                   EXHIBIT A

           FORM OF NOTICE OF EFFECTIVENESS OF REGISTRATION STATEMENT


[NAME AND ADDRESS OF TRANSFER AGENT]
Attn:  _____________

[NAME OF INVESTOR]
[ADDRESS]
[ADDRESS]
[ADDRESS]
Attn: _____________________

                  Re:      ADVANCED OPTICS ELECTRONICS, INC.

Ladies and Gentlemen:

         We are counsel to Advanced Optics Electronics, Inc., a Nevada corporation (the "COMPANY"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of March 8, 2000, by and among the Company and the Purchaser named therein (the "HOLDER") pursuant to which the Company issued to the Holder its Series A Seven and One Half Percent (7.5%) Convertible Preferred Stock (the "PREFERRED STOCK") along with warrants (the "WARRANTS") to purchase shares of the Company's common stock, $.001 par value per share (the "COMMON STOCK"). Pursuant to the Purchase Agreement, the Company has also entered into a Registration Rights Agreement with the Holder (the "REGISTRATION RIGHTS AGREEMENT"), dated of even date with the Purchase Agreement, pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants, under the Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the Registration Rights Agreement, on ________________ , 2000, the Company filed a Registration Statement on Form ___ (File No. 333- ____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the resale of the Registrable Securities which names the Holder as a selling stockholder thereunder.

         In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                                 Very truly yours,
                                                 [COMPANY COUNSEL]

                                   EXHIBIT D

                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT (this "Agreement") is dated as of March 8, 2000, by and among Advanced Optics Electronics, Inc., a corporation organized under the laws of the State of Nevada, U.S.A. (the "Company"), the buyer set forth on the execution page hereof (the "Buyer") and H. GLENN BAGWELL, JR., a duly licensed attorney who practices law in the State of North Carolina, U.S.A., as Escrow Agent (the "Escrow Agent").

         Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in that Securities Purchase Agreement between the Company and the Buyer dated of even date herewith (the "Securities Purchase Agreement").

                                  WITNESSETH:

         WHEREAS, the Buyer and the Company have entered into the Securities Purchase Agreement, pursuant to which the Company has agreed to sell, and the Buyer has agreed to purchase, at the Closing, a number of shares of Preferred Stock along with a number of Warrants (collectively, the "Securities"); and

         WHEREAS, the Buyer and the Company have agreed to effectuate the Closing utilizing an escrow arrangement as described in this Agreement; and

         WHEREAS, it is a condition of the Company's obligation to sell, and the Buyer's obligation to purchase, the Securities, that this Agreement be executed and delivered; and

         WHEREAS, the Escrow Agent is willing to act hereunder on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth below, the parties hereto hereby agree as follows:

         1.       ESCROW ACCOUNT.

         1.1 Deposit. On the Closing Date, by wire transfer of immediately available funds in United States Dollars, Buyer shall deposit the full Purchase Price (the "Escrow") with the Escrow Agent, to be held by the Escrow Agent in a separate non-interest bearing account (the "Escrow Account"), established at Wachovia Bank, N.A., (the "Bank"), subject to the terms and provisions contained herein. At the request of the Company the Escrow Agent shall provide the Company with all Bank statements, notices and other writings that it receives from the Bank in connection with the Escrow Account.

         2.       DISBURSEMENT OF ESCROW/SECURITIES.

         2.1 Disbursement. At the Closing, upon receipt by the Escrow Agent of all of the moneys, documents, and things from the respective parties with respect to such Closing as described in the Securities Purchase Agreement and as further described in Sections 2.1(a) and 2.1(b) below, the Escrow Agent shall deliver to each party via facsimile the documents and things (or if requested by the parties, only the signature pages thereto) to have been delivered by the other party in accordance with the Securities Purchase Agreement and this Agreement. The Escrow Agent shall transfer, by the next business day following the Closing, by wire transfer to the Company the full Escrow then held, less any charges and fees agreed to be paid by the Company. The Escrow Agent shall, upon receipt thereof, deliver (via overnight delivery service) to the Company originals of all other documents and things listed in
Section 2.1(b) below. The Escrow Agent shall, upon receipt thereof, deliver (via overnight delivery service) originals of all of the documents and things listed in Section 2.1(a) below to the Buyer at the address provided in writing by the Buyer to the Escrow Agent.

         The Closing may take place via facsimile. This shall be accomplished in the following manner. Each party shall deliver via facsimile to the Escrow Agent, at the telecopier number provided on the signature page to this Agreement, the first page and the fully executed signature page to each of the documents and things to be executed by such party at the Closing. If stock certificates (whether Common Stock or Preferred Stock) or Warrants are to be delivered, each such certificate or document shall be delivered via overnight courier to the Escrow Agent. Upon receipt of the requisite documents and things via facsimile or otherwise from each party, the Escrow Agent shall in turn send to each party the documents and things received from the other party. Thereafter, upon receipt by the Escrow Agent of the Purchase Price and the original Preferred Stock and Warrants being sold at such Closing, the Escrow Agent shall wire transfer the Escrow (less any charges and fees agreed to be paid by the Company to third parties) to the Company. Each party closing the transactions contemplated herein via facsimile shall deliver via overnight courier service to the Escrow Agent complete originals of all documents and things (as called for in Sections 2.1(a) and 2.1(b) below) within one (1) business day after such delivery via facsimile. Each party hereby agrees that a facsimile of each document and thing to be delivered hereunder, once delivered to the Escrow Agent, shall be binding upon such party in the same manner as would an original to the full extent allowed by applicable law.


         (a)      Items to be Delivered by the Company to the Escrow Agent.

         At the Closing. On the Closing Date, the Company shall deliver to the Escrow Agent on behalf of the Buyer, unless otherwise stated, three (3) fully executed (by the authorized officer(s) of the Company) originals of each of the following documents: (I) the Securities Purchase Agreement, (II) the Registration Rights Agreement, (III) one (1) or more original certificates representing the Preferred Stock purchased at the Closing; (IV) one (1) original fully executed Warrant along with two (2) copies of the Warrant; (V) the executed original Legal Opinion (Exhibit E to the Securities Purchase Agreement) along with two (2) copies thereof; and (VII) this Agreement.

         (b)      Items to be Delivered by the Buyer to the Escrow Agent.

         At the Closing. On or before the Closing Date, the Buyer shall deliver to the Escrow Agent on behalf of the Company, unless otherwise stated, three
(3) fully executed originals of each of the following documents: (I) the Securities Purchase Agreement, (II) the Registration Rights Agreement, (III) this Agreement; and (IV) the full purchase price for the Securities being purchased at such Closing, via wire transfer to the Escrow Account.

         2.2 Controversies. If any controversy arises between two or more of the parties hereto, or between any of the parties hereto and any person not a party hereto, as to whether or not or to whom the Escrow Agent shall deliver the Escrow or any portion thereof or as to any other matter arising out of or relating to this Escrow Agreement, the Escrow Agent shall not be required to determine the same and need not make any delivery of the Escrow concerned or any portion thereof but may retain the same until the rights of the parties to the dispute shall have been finally determined by agreement or by final judgment of a court of competent jurisdiction after all appeals have been finally determined (or the time for further appeals has expired without an appeal having been made). The Escrow Agent shall deliver that portion of the Escrow concerned covered by such agreement or final order within five (5) days after the Escrow Agent receives a copy thereof. The Escrow Agent shall assume that no such controversy has arisen unless and until it receives written notice from the Buyer or the Company that such controversy has arisen, which refers specifically to this Agreement and identifies the adverse claimants to the controversy.

         2.3 No Other Disbursements. No portion of the Escrow monies shall be disbursed or otherwise transferred except in accordance with this Section 2,
Section 4 or Section 5.1(b). Without limiting the foregoing, neither Escrow Agent nor the Buyer shall be entitled to any right of offset against the Escrow or otherwise entitled to receive any portion of the Escrow.

         3.       ESCROW AGENT.     The acceptance by the Escrow Agent of his
duties hereunder is subject to the following terms and conditions, which the parties to this Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities and immunities of the Escrow Agent:

         3.1 The Escrow Agent shall not be responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any cash, investments or other amounts deposited with or held by the Escrow Agent.

         3.2 The Escrow Agent shall be protected in acting upon any written notice, certificate, instruction, request or other paper or document believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties.

         3.3 The Escrow Agent shall not be liable for any act done hereunder except in the case of the Escrow Agent's willful misconduct or bad faith.

         3.4 The Escrow Agent shall not be obligated or permitted to investigate the correctness or accuracy of any document or to determine whether or not the signatures contained in said documents are genuine or to require documentation or evidence substantiating any such document or signature.

         3.5 The Escrow Agent shall have no duties as Escrow Agent except those that are expressly set forth herein, and in any modification or amendment hereof; provided, however, that no such modification or amendment hereof shall affect his duties unless it shall have given his written consent thereto. The Escrow Agent shall not be prohibited from owning an equity interest in the Company, the Buyer, another buyer, any of their respective subsidiaries or any third party that is in any way affiliated with or conducts business with either the Company, the Buyer or another buyer.

         3.6 The Company and the Buyer specifically acknowledge that the Escrow Agent is a practicing attorney in Raleigh, North Carolina U.S.A., and may have worked with or be affiliated with the Company, the Buyer, or affiliates of either of them on other unrelated transactions, and that they and each of them has specifically requested that the Escrow Agent draft the documents for the said transactions and act as Escrow Agent with respect to the said transactions. Each party represents that it has retained legal and other counsel of its choosing with respect to the transactions contemplated herein and in the Securities Purchase Agreement, and is satisfied in its sole discretion with the form and content of the documentation drafted by the Escrow Agent, as the same has been approved prior to closing by the parties and their respective counsel. The Escrow Agent may own an equity interest in the Company and/or may be an equity owner of the Buyer or another buyer, and may increase or sell any such interest, so long as in accordance with any and all applicable law. The said parties hereby waive any objection to the Escrow Agent so acting based upon conflict of interest or lack of impartiality. The Escrow Agent agrees to act impartially and in accordance with the terms of this Agreement and with the parties' respective instructions, so long as they are not in conflict with the terms of this Agreement.

         4. TERMINATION. This Agreement shall terminate on the earlier of (a) the date on which the Escrow and all other escrowed documents and things described herein shall have been fully disbursed in accordance with the terms and conditions of this Agreement, (b) any other date agreed to by the Buyer and the Company, or (c) the next business day after the expiration of the last of the Warrants to be issued by the Company in accordance with the terms of the Securities Purchase Agreement, in which event the Escrow shall be disbursed in full to the Company.

         5.       MISCELLANEOUS.

         5.1      Indemnification of Escrow Agent.

         (a) The Company and the Buyer each agree, jointly and severally, to indemnify the Escrow Agent for, and to hold him harmless against, any loss incurred without willful misconduct or bad faith on the Escrow Agent's part, arising out of or in connection with the administration of this Agreement, including the costs and expenses of defending himself against any claim or liability in connection with the exercise or performance of any of his powers or duties hereunder. This indemnification shall not apply to a party with respect to a direct claim against the Escrow Agent by such party alleging in good faith a breach of this Agreement by the Escrow Agent, which claim results in a final non-appealable judgment against the Escrow Agent with respect to such claim.

         (b) In the event of any dispute as to the nature of the rights or obligations of the Buyer, the Company or the Escrow Agent hereunder, the Escrow Agent may at any time or from time to time interplead, deposit and/or pay all or any part of the Escrow Funds with or to a court of competent jurisdiction sitting in Wake County, North Carolina or in any appropriate federal court, in accordance with the procedural rules thereof. The Escrow Agent shall give notice of such action to the Company and the Buyer. Upon such interpleader, deposit or payment, the Escrow Agent shall immediately and automatically be relieved and discharged from all further obligations and responsibilities hereunder, including the decision to interplead, deposit or pay such funds.

         5.2      Amendments.   This Agreement may be modified or amended only
by a written instrument executed by each of the parties hereto.

         5.3      Notices.    All communications required or permitted to be
given under this Agreement to any party hereto shall be sent by first class mail or facsimile to such party at the address, except in the case of the Escrow Agent, of such party set forth in the Securities Purchase Agreement and, in the case of the Escrow Agent, at 3005 Anderson Drive, Suite 204, Raleigh, North Carolina U.S.A. 27609.

         5.5      Successors and Assigns.    This Agreement shall bind and inure
to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Escrow Agent shall not assign his duties under this Agreement.

         5.6      Governing Law.    This Agreement shall be governed by and
construed and interpreted in accordance with the laws of the State of North Carolina.

         5.7      Counterparts.     This Agreement may be executed in two or
more counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                            [SIGNATURE PAGE FOLLOWS]

         [SIGNATURE PAGE TO ESCROW AGREEMENT DATED AS OF MAR. 8, 2000]





                     THE COMPANY:

                     ADVANCED OPTICS ELECTRONICS, INC.

                     By:
                         ------------------------------------------------------
                         Mr. Leslie Robins, Executive Vice President




                     THE BUYER:

                                TRITON PRIVATE EQUITIES FUND, L.P.


                     By:
                         ------------------------------------------------------
                         (Duly Authorized Managing Member)




                     ESCROW AGENT:

                     ------------------------------------------
                     H. GLENN BAGWELL, JR., ESQ.

                     Address: 3005 Anderson Drive, Suite 204
                              Raleigh, North Carolina USA 27609
                              Telephone 919.785.3113
                              Telecopier 919.785.3116

                                   EXHIBIT E

                                 March 8, 2000



Triton Private Equities Fund, L.P.
Wichita, Kansas

RFL Asset Management, L.L.C.
New York, New York

C/o H. Glenn Bagwell, Jr., Esq.
3005 Anderson Drive, Suite 204
Raleigh, North Carolina 27609


         Re:      Advanced Optics Electronics, Inc.

Gentlemen:

                  We have acted as counsel to Advanced Optics Electronics, Inc., a Nevada corporation (the "Company"), in connection with your purchase of Series A Convertible Preferred Stock, along with certain warrants, in accordance with the terms of that Securities Purchase Agreement dated as of March 8, 2000 (the "Agreement") between the Company and Salksanna, L.P. (the "Investor"), (ii) the Registration Rights Agreement dated as of the date hereof (the "Registration Rights Agreement") between the Company and the Investor, and
(iii) the Escrow Agreement dated as of the date hereof (the "Escrow Agreement") among the Company, the Investor and H. Glenn Bagwell, Jr., Esq., as escrow agent. Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Agreement.

                  In connection with rendering this opinion, we have examined the Agreement, the Registration Rights Agreement, the Escrow Agreement, the Certificate of Designations as filed (or as it will be filed prior to the closing) and the form of the Warrants (collectively, the "Transaction Documents"), as well as the Company's Certificate of Incorporation ("Articles") and By-laws and the resolutions of the Board of Directors of the Company approving the transactions contemplated by the Agreement.

                  We have also made such examination of law and have examined originals or copies, certified or otherwise, of such corporate records and documents of the Company, such agreements, certificates of officers or representatives of the Company, and such other records, certificates, including certificates of public officials, and documents as we have deemed relevant and necessary as a basis for the opinions hereinafter expressed. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. As to any facts relevant to the opinions expressed below, we have relied upon certificates and written and/or oral representations of officers of the Company (including the representations of the Company set forth in the Transaction Documents) and public officials. We have also assumed that the representations and warranties of the Investor as set forth in the Transaction Documents are true and correct as of the date hereof. All references herein to contracts, instruments or other documents of the Company are limited to such documents as have been provided to us by the Company or of which we have actual knowledge after due inquiry of the Company and its officers. As to our opinion in paragraphs 2, 3, and 7 set forth below, we have examined only resolutions of the Board of Directors of the Company relating to such share issuances and our opinion set forth in such paragraphs is limited thereto. We have not examined or reviewed any communication, instrument, agreement, document or other item or conducted any independent inquiry or investigation of any matter except as otherwise expressly set forth above. We have also assumed that the Agreement and the other Transaction Documents have been executed and delivered by and are binding on each of the parties thereto.

                  The opinions expressed below with respect to compliance with certain statutes, rules and regulations are based upon a review of those statutes, rules and regulations that, in our experience, are applicable to transactions of the type contemplated by the Agreement and to businesses such as the Company's. Our opinion as to the good standing of the Company in Nevada set forth in the first sentence of paragraph 1 below is based solely upon our examination of a certificate of good standing dated ________, 2000 provided by the Secretary of State of Nevada, and such opinion is given solely as of such date.

                  In connection with our opinion with respect to pending litigation and existing orders, contracts, injunctions, judgements and decrees set forth in paragraph 5 below we have not undertaken searches of the dockets of any court of any jurisdiction, nor conducted a judgment, lien, litigation or similar search and have relied upon certificates and written or oral representations of officers of the Company.

                  We express no opinion respecting the enforceable nature of the Agreement, the other Transaction Documents, or any document or instrument executed pursuant thereto or in connection therewith, insofar as the enforceable nature thereof, or any right, power, privilege, remedy or interest intended to be created thereunder, may be limited (i) by applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization or other laws or judicial decisions affecting any rights, powers, privileges, remedies or interests of creditors generally, (ii) by rules or principles of equity affecting the enforcement of obligations generally, whether at law, in equity or otherwise, (iii) by the exercise of the discretionary powers of any court or other authority before which may be brought any proceeding seeking equitable or other remedies, including, without limitation, specific performance, injunctive relief and indemnification or (iv) insofar as rights to indemnity and/or contribution are concerned, by federal or state securities laws or the public policy underlying such laws.

                  Our opinion is limited to the date hereof and we do not in any event undertake to advise you of any facts or circumstances occurring or coming to our attention subsequent to the date hereof.

                  Where reference is made in this opinion to matters within or to our knowledge, to the best of our knowledge, or to facts or circumstances known to us or which have come to our attention, such reference means the actual knowledge of those attorneys in our firm who have given substantive attention to the preparation of the Agreement and other Transaction Documents and those attorneys in our firm who, from time to time, have given substantive attention to the general corporate and securities matters for which our firm has been engaged by the Company, their review of documents in connection with this engagement and the general corporate and securities matters for which our firm has been engaged by the Company, and inquiries of officers of the Company, without, however, independent investigation of any matter unless expressly set forth herein.

                  We call your attention to the fact that we are counsel admitted to practice in the State of _____, and we do not express any opinion with respect to the applicable laws, or the effect or applicability of the laws, of any jurisdiction other than those of the State of _____, the General Corporation Law of the State of _____ and the securities laws of the United States of America. In particular, but without limitation, we do not express any opinion with respect to the Blue Sky or securities laws of any State or other jurisdiction (other than the federal securities laws of the United States of America), or any law relating specifically to telecommunications or patents, trademarks or other intellectual property rights. Accordingly, and notwithstanding anything contained in any document or instrument to the contrary, for purposes of the opinions expressed below, we have assumed that notwithstanding any choice of law provision contained in the Agreement and in the other Transaction Documents, the internal laws of the State of _____ will be applied to the Agreement and to each other document and instrument with respect to which we opine below and that the Agreement and each other document and instrument with respect to which we opine below will be governed by, and construed and enforced in accordance with, the laws of the State of _____, without regard to principles of conflicts or choice of law.

                  Based upon and subject to the foregoing, we are of the opinion that:

                  1. The Company is a corporation organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite power and authority to carry on its business and to own, lease and operate its properties and assets. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the Company owns or leases property, other than those in which the failure so to qualify would not have a Material Adverse Effect.

                  2. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Agreement and the other Transaction Documents, to file the Certificate of Designations and to issue the Common Stock and the Warrants. The execution and delivery of the Agreement, and the execution, issuance and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required except for approval of the stockholders of the Company with respect to the issuance by the Company of more than 19.99% of the outstanding shares of Common Stock that may be required by the NASDAQ Market (if applicable). The Agreement and the other Transaction Documents have been duly executed and delivered, and the Warrants have been duly executed, issued and delivered by the Company and each of the Agreement and the other Transaction Documents constitutes valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

                  3. Subject to the Company maintaining the requisite number of authorized shares of Preferred Stock and of Common Stock, the execution, delivery and performance of the Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby, including, without limitation, the issuance of the Securities, do not and will not (i) result in a violation of the Company's Articles or By-Laws, or (ii) to our knowledge, conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, except for such conflicts, defaults, terminations, amendments, accelerations and cancellations as would not, individually or in the aggregate, have a Material Adverse Effect.

                  4. The issuance of the Securities in accordance with the Agreement will be exempt from registration under the Securities Act of 1933, as amended. When so issued against payment in full of the Purchase Price, the Securities will be duly and validly issued, fully-paid and nonassessable, and free of any liens, encumbrances and preemptive or similar rights contained in the Company's Articles or By-laws or, to our knowledge, in any agreement to which the Company is party.

                  5. To our knowledge, except as disclosed in the Financial Statements or in a schedule to the Agreement, there are no claims, actions, suits, proceedings or investigations that are pending against the Company or its properties, nor has the Company received any written threat of any such claims, actions, suits, proceedings or investigations. To our knowledge, the Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

                  6. To our knowledge, other than as referenced in Schedule 3(c) to the Agreement, there are no outstanding options, warrants, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any right to subscribe for or acquire any shares of Common Stock or contracts, commitments, understanding, or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock, except as described in a schedule to the Agreement.

                  7. The issuance of the Securities will not violate the applicable listing agreement between the Company and any securities exchange or market on which the Company's securities are listed.

                  This opinion is rendered solely to the Investor in connection with the transactions contemplated by the Agreement and only the Investor is entitled to rely hereon. This opinion may not be used or relied on by the Investor for any other purpose, or by any other person, firm, corporation or entity for any purpose, without our prior written consent.


                                      Very truly yours,



                                      [NAME OF LAW FIRM OR ATTORNEY]